                                                                    EXHIBIT 10.3


                ________________________________________________
                ________________________________________________



                   WAREHOUSING CREDIT AND SECURITY AGREEMENT
                        (SINGLE-FAMILY MORTGAGE LOANS)

                                    BETWEEN

                        NATIONAL MORTGAGE CORPORATION,
                            a Colorado corporation

                                      AND

                        RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation


                         _____________________________


                         Dated as of January 19, 1996


               ________________________________________________
               ________________________________________________

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.   DEFINITIONS............................................................   1

     1.1  Defined Terms.....................................................   1

     1.2  Other Definitional Provisions.....................................  15

2.   THE CREDIT.............................................................  15

     2.1  The Warehousing Commitment........................................  15

     2.2  Procedures for Obtaining Advances.................................  17

     2.3  Notes.............................................................  19

     2.4  Interest..........................................................  20

     2.5  Principal Payments................................................  22

     2.6  Expiration of Commitment..........................................  25

     2.7  Method of Making Payments.........................................  25

     2.8  Commitment Fees...................................................  26

     2.9  Warehousing Fees..................................................  26

     2.10 Miscellaneous Charges.............................................  26

     2.11 Interest Limitation...............................................  27

     2.12 Increased Costs; Capital Requirements.............................  27

3.   COLLATERAL.............................................................  29

     3.1  Grant of Security Interest........................................  29

     3.2  Release of Security Interest in Collateral........................  32

     3.3  Delivery of Additional Collateral or Mandatory Prepayment.........  34

     3.4  Release of Collateral...........................................  34

     3.5  Collection and Servicing Rights.................................  35

     3.6  Return of Collateral at End of Commitment.......................  35

4.   CONDITIONS PRECEDENT.................................................  36

     4.1  Initial Advance.................................................  36

     4.2  Each Advance....................................................  38

5.   REPRESENTATIONS AND WARRANTIES.......................................  40

     5.1  Organization; Good Standing; Subsidiaries.......................  40

     5.2  Authorization and Enforceability................................  40

     5.3  Approvals.......................................................  41

     5.4  Financial Condition.............................................  41

     5.5  Litigation......................................................  42

     5.6  Compliance with Laws............................................  42

     5.7  Regulations G and U.............................................  43

     5.8  Investment Company Act..........................................  43

     5.9  Payment of Taxes................................................  43

     5.10 Agreements......................................................  43

     5.11 Title to Properties.............................................  44

     5.12 ERISA...........................................................  44

     5.13 Eligibility.....................................................  45

     5.14 Place of Business...............................................  45

     5.15 Special Representations Concerning Collateral...................  45

     5.16 Servicing.......................................................  48

     5.17 Special Representations Concerning Pledged Servicing Contracts..  48

6.   AFFIRMATIVE COVENANTS................................................  51

     6.1  Payment of Notes................................................  51

     6.2  Financial Statements and Other Reports..........................  51

     6.3  Maintenance of Existence; Conduct of Business...................  53

     6.4  Compliance with Applicable Laws.................................  54

     6.5  Inspection of Properties and Books..............................  54

     6.6  Notice..........................................................  54

     6.7  Payment of Debt, Taxes, etc.....................................  55

     6.8  Insurance.......................................................  56

     6.9  Closing Instructions............................................  56

     6.10 Subordination of Certain Indebtedness...........................  56

     6.11 Other Loan Obligations..........................................  57

     6.12 Use of Proceeds of Advances.....................................  57

     6.13 Special Affirmative Covenants Concerning Collateral.............  57

     6.14 Servicing Collateral Value......................................  59

7.   NEGATIVE COVENANTS...................................................  59

     7.1  Contingent Liabilities..........................................  59

     7.2  Sale or Pledge of Servicing Contracts...........................  59

     7.3  Merger; Sale of Assets; Acquisitions............................  60

     7.4  Deferral of Subordinated Debt...................................  60

     7.5  Loss of Eligibility.............................................  60

     7.6  Debt to Adjusted Tangible Net Worth.............................  59

     7.7  Minimum Adjusted Tangible Net Worth.............................  60

     7.8  Liquidity.......................................................  60

     7.9  Acquisition of Recourse Servicing Contracts.....................  60

     7.10 Special Negative Covenants Concerning Collateral................  61

8.   DEFAULTS; REMEDIES...................................................  61

     8.1  Events of Default...............................................  61

     8.2  Remedies........................................................  67

     8.3  Application of Proceeds.........................................  71

     8.4  Lender Appointed Attorney-in-Fact...............................  72

     8.5  Right of Set-Off................................................  72

9.   NOTICES..............................................................  73

10.  REIMBURSEMENT OF EXPENSES; INDEMNITY.................................  74

11.  FINANCIAL INFORMATION................................................  75

12.  MISCELLANEOUS........................................................  75

     12.1 Terms Binding Upon Successors; Survival of Representations......  75

     12.2 Assignment......................................................  76

     12.3 Amendments......................................................  76

     12.4 Governing Law...................................................  76

     12.5 Participations..................................................  76

     12.6 Relationship of the Parties.....................................  76

     12.7 Severability....................................................  77

     12.8   Operational Reviews...........................................  77

     12.9   Consent to Credit References..................................  78

     12.10  Consent to Jurisdiction.......................................  78

     12.11  Counterparts..................................................  78

     12.12  Entire Agreement..............................................  78

     12.13  Waiver of Jury Trial..........................................  79

                                   EXHIBITS
                                   --------

Exhibit A-1    Warehousing Promissory Note

Exhibit A-2    Working Capital Promissory Note

Exhibit B      (INTENTIONALLY OMITTED)

Exhibit C-SF   Request for Advance Against Single Family Mortgage Loans

Exhibit C-WC   Working Capital Advance Request

Exhibit D-SF   Procedures and Documentation for Warehousing Single Family
               Mortgage Loans

Exhibit E-1    Schedule of Servicing Portfolio

Exhibit E-2    Schedule of Pledged Servicing Contracts

Exhibit F      Subordination of Debt Agreement

Exhibit G      Subsidiaries

Exhibit H      Legal Opinion

Exhibit I-SF   Officer's Certificate

Exhibit J      Schedule of Existing Warehouse Lines

Exhibit K-1    Funding Bank Agreement (Wire)

Exhibit K-2    Funding Bank Agreement (Checks)

Exhibit L      Commitment Summary Report

Exhibit M      Bailee Pledge Agreement

Exhibit N      Litigation Matters

     THIS WAREHOUSING CREDIT AND SECURITY AGREEMENT, dated as of January 19, 1996, between NATIONAL MORTGAGE CORPORATION, a Colorado corporation (the "Company"), having its principal office at 7600 East Orchard Road, Suite 330S, Englewood, CO 80111-4943 and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437.

     WHEREAS, the Company and the Lender desire to set forth herein the terms and conditions upon which the Lender shall provide warehouse financing and working capital financing to the Company;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   DEFINITIONS.

     1.1  Defined Terms.  Capitalized terms defined below or elsewhere in this
          -------------
Agreement (including the Exhibits hereto) shall have the following meanings:

     "Acknowledgment Agreement" has the meaning set forth in Section 8.2(i)
      ------------------------
hereof.

     "Adjustable Rate Mortgage Loan" means a Single-family Mortgage Loan that
      -----------------------------
bears interest at a fluctuating rate and that is eligible for purchase by an Investor.

     "Adjusted Servicing Portfolio" means, for any Person, the Servicing
      ----------------------------
Portfolio of such Person, but excluding the principal balance of Mortgage Loans included in the Servicing Portfolio at such date (a) which are past due for principal or interest for ninety (90) days or more or are in foreclosure, (b) with respect to which such Person is obligated to repurchase delinquent Mortgage Loans or indemnify the holder of the Mortgage Loans serviced thereunder against losses as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans, without proof of fraud or misrepresentation, (c) for which the Servicing Contracts are not owned by such Person free and clear of all Liens (other than in favor of the Lender), or (d) which are serviced by the Company for others under subservicing arrangements.

     "Adjusted Tangible Net Worth" means with respect to any Person at any date,
      ---------------------------
the Tangible Net Worth of such Person at such date, excluding capitalized excess servicing fees and capitalized servicing rights, plus one percent (1%) of the
                                                 ----
Adjusted Servicing Portfolio, and plus deferred taxes arising from capitalized
                                  ----
excess servicing fees.

     "Advance" means a disbursement by the Lender pursuant to Article 2 of this
      -------
Agreement. For the purposes hereof, the term "Advances" shall mean Warehousing Advances, Wet Settlement Advances, Working Capital Advances and readvances of funds previously advanced to the Company and repaid to the Lender.

     "Advance Balance" means, with respect to any Warehousing Advance (and the
      ---------------
related Pledged Mortgage(s)), the original amount of such Warehousing Advance minus all principal payments and prepayments thereof.

     "Advance Request" means a Warehousing Advance Request or a Working Capital
      ---------------
Advance Request.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules
      ---------
and Regulations under the Exchange Act.

     "Agreement" means this Warehousing Credit and Security Agreement (Single
      ---------
Family Mortgage Loans), either as originally executed or as it may from time to time be supplemented, modified or amended.

     "Appraisal" means a certificate of independent certified public accountants
      ---------
or independent financial consultants selected by the Company and reasonably satisfactory to the Lender as to the Appraised Value of the Servicing Contracts included in the Servicing Collateral, which shall evaluate such Servicing Contracts based upon reasonably determined categories of the Mortgage Loans contained therein and give effect to any subservicing agreement to which any such Mortgage Loan is or will be subject, which certificate shall be in form, substance and detail reasonably satisfactory to the Lender.

     "Appraised Value" means, at the date of any Appraisal, with respect to the
      ---------------
Servicing Contracts included in the Servicing Collateral, the fair market value of the Company's right to service Mortgage Loans pursuant to such Servicing Contracts, calculated as a percentage of the unpaid principal amount of each category of Mortgage Loans serviced pursuant thereto.

     "Approved Custodian" means a pool custodian or other Person which is deemed
      ------------------
acceptable to the Lender from time to time in its sole discretion to hold a Mortgage Loan for inclusion in a Mortgage Pool or to hold a Mortgage Loan as agent for an Investor who has issued a Purchase Commitment for such Mortgage Loan.

     "Bailee Pledge Agreement" has the meaning set forth in Section 2.2(b)
      -----------------------
hereof.

     "Business Day" means any day excluding Saturday or Sunday and excluding any
      ------------
day on which national banking associations are closed for business.

     "Cash Collateral Account" means a demand deposit account maintained at the
      -----------------------
Funding Bank in the name of the Lender and designated for receipt of the proceeds of the sale or other disposition of the Collateral.

     "Closing Date" means January 19, 1996.
      ------------

     "Collateral" has the meaning set forth in Section 3.1 hereof.
      ----------

     "Collateral Documents" has the meaning set forth in Section 2.2(a) hereof.
      --------------------

     "Collateral Value" means (a) with respect to any Mortgage Loan as of the
      ----------------
date of determination, the lesser of (i) the amount of any Advance made against such Mortgage Loan under Section 2.1(c) hereof; or (ii) the Fair Market Value of such Mortgage Loan; or (b) in the event Pledged Mortgages have been exchanged for Pledged Securities, the aggregate Fair Market Value of the Mortgage Loans backing such Pledged Securities; or (c) with respect to cash, the amount of such cash.

     "Commitment" has the meaning set forth in Section 2.1(a) hereof.
      ----------

     "Commitment Amount" means Twenty-One Million One Hundred Thousand Dollars
      -----------------
($21,100,000).

     "Commitment Fee" means the Warehousing Commitment Fee or the Working
      --------------
Capital Commitment Fee.

     "Committed Purchase Price" means for a Mortgage Loan the product of the
      ------------------------
Mortgage Note Amount multiplied by (a) the price (expressed as a percentage) as set forth in or calculated in accordance with the parameters set forth in a Purchase Commitment for such Mortgage Loan or for a pool of Mortgage Loans in which the Company intends to include such Mortgage Loan, or (b) in the event such Mortgage Loan is to be used to back a Mortgage-backed Security for which a Purchase Commitment has been issued to the Company, the price (expressed as a percentage) as set forth in a Purchase Commitment for such Mortgage-backed Security.

     "Company" has the meaning set forth in the first paragraph of this
      -------
Agreement.

     "Conforming Mortgage Loan" means a First Mortgage Loan which is either (a)
      ------------------------
an FHA insured (other than a HUD 203(K) Mortgage Loan or Title I Mortgage Loan) or VA guaranteed Mortgage Loan or (b) a Conventional Mortgage Loan which is underwritten substantially in accordance with FNMA or FHLMC underwriting standards and the principal amount of which is less than or equal to the maximum amount eligible for purchase by FNMA or FHLMC.

     "Conventional Mortgage Loan" means a First Mortgage Loan, other than an FHA
      --------------------------
insured or VA guaranteed Mortgage Loan.

     "Debt" means, with respect to any Person, at any date (a) all indebtedness
      ----
or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date loan loss reserves, Subordinated Debt not due within one year of such date, and deferred taxes arising from capitalized excess servicing fees.

     "Default" means the occurrence of any event or existence of any condition
      -------
which, but for the giving of Notice, the lapse of time, or both, would constitute an Event of Default.

     "Depository Benefit" shall mean the compensation received by the Lender,
      ------------------
directly or indirectly, as a result of the Company's maintenance of Eligible Balances with a Designated Bank.

     "Designated Bank" means any bank(s) designated from time to time by the
      ---------------
Lender to be a Designated Bank with whom the Lender has an agreement under which the Lender can receive a Depository Benefit.

     "Eligible Balances" means all funds of or maintained by the Company and its
      -----------------
Subsidiaries in accounts at a Designated Bank, less balances to support fees, interest or other amounts that would otherwise be payable to the Designated Bank, reduction in interest payable under the RFC Conduit Credit Agreement or other loan agreements to which the Company and the Lender are parties, float, reserve requirements, Federal Deposit Insurance Corporation insurance premiums and such other reductions as may be imposed by governmental authorities from time to time.

     "Eligible Mortgage Pool" means a Mortgage Pool for which (a) an Approved
      ----------------------
Custodian has issued its initial certification (on the basis of which a Pledged Security is to be issued), (b) there exists a Purchase Commitment covering such Pledged Security, and (c) such Pledged Security will be delivered to the Lender.

     "ERISA" means the Employee Retirement Income Security Act of 1974 and all
      -----
rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

     "Event of Default" means any of the conditions or events set forth in
      ----------------
Section 8.1 hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, and any successor statute.

     "Fair Market Value" means at any date with respect to any Mortgage Loan
      -----------------
covered by a valid Purchase Commitment, the Committed Purchase Price, or in the absence of a valid Purchase Commitment for a Mortgage Loan or the related Mortgage-backed

Security (if such Mortgage Loan is to be used to back a Mortgage-backed Security), (a) with respect to Conforming Mortgage Loans and Jumbo Mortgage Loans, the market price (expressed as a percentage of the outstanding principal balance) for thirty (30) day mandatory future delivery of such Mortgage Loan or Mortgage-backed Security published by Knight-Ridder, Inc. on its MoneyCenter system or, if not so published, the average bid price (expressed as a percentage of the outstanding principal balance) quoted in writing to the Lender as of the computation date by any two nationally recognized dealers selected by the Lender who at the time are making a market in similar Mortgage Loans or Mortgage-backed Securities, multiplied, in the case of Mortgage Loans, by the outstanding principal balance thereof and, in the case of Mortgage-backed Securities, by the product of the pool factor of such Mortgage-backed Security times the face amount of such Mortgage-backed Security, and (b) with respect to Nonconforming Mortgage Loans or the related Mortgage-backed Security (if such Nonconforming Mortgage Loan is to be used to back a Mortgage-backed Security), the market price for such Nonconforming Mortgage Loan or Mortgage-backed Security determined by the Lender based on market data for similar Nonconforming Mortgage Loans or Mortgage-backed Securities and such other criteria as the Lender reasonably deems appropriate.

     "FHA" means the Federal Housing Administration and any successor thereto.
      ---

     "FHLMC" means the Federal Home Loan Mortgage Corporation and any successor
      -----
thereto.

     "FICA" means the Federal Insurance Contributions Act.
      ----

     "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement
      ------
Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "First Mortgage" means a Mortgage which constitutes a first Lien on the
      --------------
property covered thereby.

     "First Mortgage Loan" means a Mortgage Loan secured by a First Mortgage.
      -------------------

     "FNMA" means the Federal National Mortgage Association and any successor
      ----
thereto.

     "Funding Bank" means The First National Bank of Chicago or any other bank
      ------------
designated from time to time by the Lender.

     "Funding Bank Agreement" means the letter agreement substantially in the
      ----------------------
form of Exhibit K hereto.
        ---------

     "GAAP" means generally accepted accounting principles set forth in the
      ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, which are applicable to the circumstances as of the date of determination.

     "GNMA" means the Government National Mortgage Association and any successor
      ----
thereto.

     "Home Equity Loan" means an open-ended revolving line of credit that is a
      ----------------
Mortgage Loan secured by a Mortgage.

     "HUD" means the Department of Housing and Urban Development and any
      ---
successor thereto.

     "Indemnified Liabilities" has the meaning set forth in Article 10 hereof.
      -----------------------

     "Internal Revenue Code" means the Internal Revenue Code of 1986, or any
      ---------------------
subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

     "Investor" means FNMA, FHLMC or a financially responsible private
      --------
institution which is deemed acceptable by the Lender from time to time in its reasonable discretion.

     "Jumbo Mortgage Loan" means a Conventional Mortgage Loan which is
      -------------------
underwritten substantially in accordance with FNMA or FHLMC underwriting standards, but the principal amount of which is in excess of the maximum amount eligible for purchase by FNMA or FHLMC, and which meets all eligibility requirements for purchase by an Investor.

     "Lender" has the meaning set forth in the first paragraph of this
      ------
Agreement.

     "LIBOR" means, for each calendar week, the rate of interest per annum which
      -----
is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for one (1) month periods as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Knight-Ridder, Inc. on its MoneyCenter system. LIBOR shall be rounded, if necessary, to the next higher one sixteenth of one percent (1/16%). If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate for one (1) month periods published on the first Business Day of each week on which the London Interbank market is open, in the Wall Street Journal in its regular column entitled "Money Rates."
                 -----------

     "Lien" means any lien, mortgage, deed of trust, pledge, security interest,
      ----
charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

     "Liquid Assets" means, with respect to any Person at any date, the
      -------------
following unrestricted and unencumbered assets owned by such Person on such date: cash, funds on deposit in any bank located in the United States, investment grade commercial paper, money market funds, marketable securities and the excess, if any, of Mortgage Loans and Mortgage-backed Securities held for sale (valued in accordance with GAAP) over the outstanding aggregate principal amount of notes or other debt instruments against which such Mortgage Loans or Mortgage-backed Securities are pledged as Collateral.

     "Loan Documents" means this Agreement, the Note, any agreement of the
      --------------
Company relating to Subordinated Debt, and each other document, instrument or agreement executed by the Company in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

     "Margin Stock" has the meaning assigned to that term in Regulations G and U
      ------------
of the Board of Governors of the Federal Reserve System as in effect from time to time.

     "Maturity Date" shall mean the earlier of: (a) the close of business on
      -------------
July 31, 1996, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Commitment shall expire of its own term, and without the necessity of action by the Lender, and (b) the date the obligation of the Lender to make further Advances hereunder is terminated pursuant to Section 8.1 below.

     "Miscellaneous Charges" has the meaning set forth in Section 2.10 hereof.
      ---------------------

     "Mortgage" means a first mortgage or first deed of trust on improved real
      --------
property.

     "Mortgage-backed Securities" means GNMA, FNMA or FHLMC securities that are
      --------------------------
backed by Mortgage Loans, and other securities that are backed by Mortgage Loans and that Lender, in the reasonable exercise of its discretion, determines are satisfactory from a credit and liquidity standpoint.

     "Mortgage Loan" means any loan evidenced by a Mortgage Note and secured by
      -------------
a Mortgage.

     "Mortgage Note" means a promissory note secured by a Mortgage.
      -------------

     "Mortgage Note Amount" means, as of the date of determination, the then
      --------------------
outstanding unpaid principal amount of a Mortgage Note.

     "Mortgage Pool" means a pool of one or more Pledged Mortgages on the basis
      -------------
of which there is to be issued a Mortgage-backed Security.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
4001(a)(3) of ERISA which is maintained for employees of the Company or a Subsidiary of the Company.

     "Nonconforming Mortgage Loan" means a Conventional Mortgage Loan which is
      ---------------------------
not a Conforming Mortgage Loan or a Jumbo Mortgage Loan, and which is underwritten and approved for purchase by an Investor prior to funding if its original principal amount exceeds Six Hundred Thousand Dollars ($600,000).

     "Note" has the meaning set forth in Section 2.3 hereof.
      ----

     "Notices" has the meaning set forth in Article 9 hereof.
      -------

     "Obligations" means any and all indebtedness, obligations and liabilities
      -----------
of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.

     "Officer's Certificate" means a certificate executed on behalf of the
      ---------------------
Company by its chief financial officer or its treasurer or by such other officer as may be designated herein and substantially in the form of Exhibit I-SF
                                                             ------------
attached hereto.

     "Operating Account" means a demand deposit account maintained at the
      -----------------
Funding Bank in the name of the Company and designated for funding the discount portion of each Advance and for returning any excess payment from an Investor for a Pledged Mortgage or Pledged Security.

     "Participant" has the meaning set forth in Section 12.5 hereof.
      -----------

     "Person" means and includes natural persons, corporations, limited
      ------
partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Plans" has the meaning set forth in Section 5.12 hereof.
      -----

     "Pledged Mortgages" has the meaning set forth in Section 3.1(a) hereof.
      -----------------

     "Pledged Securities" has the meaning set forth in Section 3.1(b) hereof.
      ------------------

     "Purchase Commitment" means a written commitment, in form and substance
      -------------------
reasonably satisfactory to the Lender, issued in favor of the Company by an Investor pursuant to which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities from the Company.

     "Receivables" has the meaning set forth in Section 3.1(g) hereof.
      -----------

     "Received Period" means the period of time from the date an Advance made
      ---------------
against a Pledged Mortgage ceases to be a Wet Settlement Advance until the date the Advance against such Pledged Mortgage is paid in full.

     "Received Rate" means a floating rate of interest equal to two percent
      -------------
(2.00%) per annum over LIBOR. The Received Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Received Rate as of any date of determination shall be conclusive and binding, absent manifest error.

     "Release Amount" has the meaning set forth in Section 3.2(g) hereof.
      --------------

     "RFC" means Residential Funding Corporation, a Delaware corporation, and
      ---
any successor thereto.

     "RFC Conduit Credit Agreement" means that certain First Amended and
      ----------------------------
Restated Warehousing Credit and Security Agreement dated as of March 7, 1995, among the Company, B First Mortgage Company Limited Partnership and the Lender, as the same has been and may from time to time hereafter be supplemented, modified restated or otherwise amended.

     "Second Mortgage Loan" means a closed-end Mortgage Loan secured by a Second
      --------------------
Mortgage.

     "Servicing Collateral" means the Collateral described in Sections 3.1(d)
      --------------------
(subject to the proviso thereof), 3.1(e) and 3.1(f) hereof, and all Collateral described in Sections 3.1(h) and 3.1(i) and 3.1(j) hereof that constitutes proceeds of or is related to such Collateral.

     "Servicing Collateral Value" means as of the date of determination, the
      --------------------------
lesser of: (a) seventy percent (70%) of the most recent Appraised Value of the Servicing Contracts included in the Servicing Collateral, or (b) one percent (1.00%) of the outstanding principal balance of the Mortgage Loans serviced pursuant to the Servicing Contracts included in the Servicing Collateral; provided, that for purposes of calculating the Servicing Collateral Value, the
--------
following Mortgage Loans shall be excluded: (i) Mortgage Loans excluded in calculating the Adjusted Servicing Portfolio (ii) Mortgage Loans in respect of which the Company has commenced foreclosure proceedings, and (iii) Mortgage Loans in respect of which any obligor is the subject of a bankruptcy proceeding.

     "Servicing Contract" means, with respect to any Person, the arrangement,
      ------------------
whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

     "Servicing Portfolio" means, as to any Person, the unpaid principal balance
      -------------------
of Mortgage Loans whose Servicing Contracts are owned by such Person.

     "Single-family Mortgage Loan" means a Mortgage Loan secured by a Mortgage
      ---------------------------
covering improved real property containing one to four family residences.

     "Statement Date" means the date of the most recent financial statements of
      --------------
the Company (and, if applicable, its Subsidiaries, on a consolidated basis) delivered to the Lender under the terms of this Agreement.

     "Subordinated Debt" means all indebtedness of the Company, for borrowed
      -----------------
money, which is, by its terms (which terms shall have been approved by the Lender and which shall be conclusively deemed to have been approved by the Lender if a Subordination of Debt Agreement in the form of Exhibit F hereto has
                                                           ---------
been executed and delivered with respect to such indebtedness), effectively subordinated in right of payment to all other present and future Obligations, solely for purposes of Section 7.4 hereof, and all indebtedness of the Company which is required to be subordinated by Section 4.1(b) or Section 6.10 hereof.

     "Subsidiary" means any corporation, association or other business entity in
      ----------
which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "Tangible Net Worth" means with respect to any Person at any date, the
      ------------------
excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.1(a)(5) hereof, plus loan loss reserves and that portion of Subordinated Debt not due within one year of such date, provided that, for purposes of this Agreement, there shall be excluded from total assets advances or loans to shareholders, officers or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person, intangible assets, those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees" and other assets deemed unacceptable by the Lender in its reasonable discretion.

     "Trust Receipt" means a trust receipt in a form approved by and pursuant to
      --------------
which the Lender may deliver any document relating to the Collateral to the Company for correction or completion.

     "VA" means the U.S. Department of Veterans Affairs and any successor
      --
thereto.

     "Warehousing Advance" means an Advance made against a Conforming Mortgage
      -------------------
Loan, a Jumbo Mortgage Loan or a Nonconforming Mortgage Loan that is subject to a Purchase Commitment in accordance with the terms of this Agreement.

     "Warehousing Commitment Fee" has the meaning set forth in Section 2.8
      --------------------------
hereof.

     "Warehousing Fee" has the meaning set forth in Section 2.9 hereof.
      ---------------

     "Warehousing Promissory Note" means the promissory note evidencing the
      ---------------------------
Company's Obligations with respect to Warehousing Advances in the form of Exhibit A-1 attached hereto.
-----------

     "Wet Settlement Advance" means an Advance pursuant to Section 2.2(b) of
      ----------------------
this Agreement, in respect of the closing or settlement of a Mortgage Loan, based upon delivery to the Lender of the Bailee Pledge Agreement, pending subsequent delivery of the Collateral Documents as provided in such Section. After delivery to Lender of the Collateral Documents in respect of a Wet Settlement Advance and review and approval thereof by the Lender, such Advance shall no longer be classified as a Wet Settlement Advance.

     "Wet Settlement Period" means the period of time from the date a Wet
      ---------------------
Settlement Advance is made against a Pledged Mortgage until the earlier of (a) the date the Collateral Documents for such Pledged Mortgage, as set forth in Exhibit D-SF hereto, have been delivered to and examined by the Lender, or (b)
------------
the date the Wet Settlement Advance made against such Pledged Mortgage is paid in full.

     "Wet Settlement Rate" means a floating rate of interest which is equal to
      -------------------
two and one-quarter percent (2.25%) per annum over LIBOR. The Wet Settlement Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Wet Settlement Rate as of any date of determination shall be conclusive and binding, absent manifest error.

     "Working Capital Advance" means a disbursement by the Lender under the
      -----------------------
Working Capital Commitment pursuant to Section 2.3 of this Agreement.

     "Working Capital Advance Request" has the meaning set forth in Section
      -------------------------------
2.2(b) hereof.

     "Working Capital Rate" means a floating rate of interest which is equal to
      --------------------
two and three-quarters percent (2.75%) per annum over LIBOR. The Working Capital Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Working Capital Rate as of any date of determination shall be conclusive and binding, absent manifest error.

     "Working Capital Sublimit" has the meaning set forth in Section 2.1(b)(4)
      ------------------------
hereof.

     1.2  Other Definitional Provisions.
          -----------------------------

          1.2(a)    Accounting terms not otherwise defined herein shall have the meanings given the terms under GAAP.

          1.2(b)    Defined terms may be used in the singular or the plural, as the context requires.

          1.2(c)    All references to time of day shall mean the then applicable time in Chicago, Illinois, unless expressly provided to the contrary.

2.   THE CREDIT.

     2.1  The Warehousing Commitment.
          --------------------------

          2.1(a)    Subject to the terms and conditions of this Agreement and
     provided no (i) Event of Default or (ii) Default that the Lender, in the reasonable exercise of its discretion, determines to be material has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date, to, but not including, the Maturity Date, to make Advances to the Company, provided the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed the Commitment Amount. The obligation of the Lender to make Advances hereunder up to the Commitment Amount, is hereinafter referred to as the "Commitment." Within the Commitment, the Company may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Promissory Notes and for the performance of all the Obligations.

          2.1(b)    Warehousing Advances shall be used by the Company solely for the purpose of funding the acquisition or origination of Mortgage Loans and shall be made at the request of the Company, in the manner hereinafter provided in Section 2.2 hereof, against the pledge of such Mortgage Loans as Collateral therefor. Working Capital Advances shall be used by the Company solely for short term working capital purposes. The following limitations on the Advances shall be applicable:

               (1) No Warehousing Advance shall be made against a Mortgage Loan other than a Single Family Mortgage Loan that is a Nonconforming Mortgage Loan, a Conforming Mortgage Loan or a Jumbo Mortgage Loan covered by a Purchase Commitment.

               (2) The aggregate amount of Wet Settlement Advances outstanding at any one time shall not exceed Six Million Dollars ($6,000,000).

               (3) No Warehousing Advance shall be made against any Mortgage Loan which was closed more than ninety (90) days prior to the date of the requested Advance, except with the Lender's prior written consent.

               (4) The aggregate amount of Working Capital Advances outstanding at any one time shall not exceed One Million One Hundred Thousand Dollars ($1,100,000) (the "Working Capital Sublimit").

          2.1(c)    No Warehousing Advance shall exceed the following amount
     applicable to the type of Collateral at the time it is pledged:

               (1) For a Nonconforming Mortgage Loan pledged hereunder, the lesser of (i) the Mortgage Note Amount or (ii) ninety-eight percent (98%) of the Committed Purchase Price.

     2.2  Procedures for Obtaining Advances.
          ---------------------------------

          2.2(a)    The Company may obtain an Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.2 and in Exhibit D-SF with respect to Warehousing Advances, attached hereto and made
     ------------
     a part hereof including the delivery of all documents listed in Exhibit D-
                                                                     ---------
     SF (the "Collateral Documents") to the Lender within the time frames
     --
     provided for in such Exhibit. Requests for Advances shall be initiated by the Company by delivering to the Lender, no later than (i) in the case of a request for a Wet Settlement Advance, 10:30 a.m. (Pacific time) on the Business Day the Company desires to borrow hereunder, and (ii) in the case of any other Advance, one (1) Business Day prior to any Business Day that the Company desires to borrow hereunder, a completed and signed request for an Advance on the then current form approved by the Lender. The current forms in use by the Lender are Exhibit C-SF (a "Warehousing Advance
                                    ------------
     Request") for Warehousing Advances and Exhibit C-WC (a "Working Capital
                                            ------------
     Advance Request") for Working Capital Advances, each of which is attached hereto and made a part hereof. The Lender shall have the right, on not less than three (3) Business Days' prior Notice to the Company, to modify any of said Exhibits to conform to current legal requirements or Lender practices, and, as so modified, said Exhibits shall be deemed a part hereof.

          2.2(b)    In the case of a Wet Settlement Advances, the Company shall follow the procedures set forth in Section 2.2(a) hereof and, at or prior to the Lender's making of such Wet Settlement Advance, shall deliver to the Lender the documents set forth in Exhibit D-SF hereto as documents that are
                                       ------------
     required to be provided to the Lender at or prior to the time of a Wet Settlement Advance, together with a completed and executed Bailee Pledge Agreement in the form of Exhibit M hereto. In the case of a Mortgage Loan
                              ---------
     financed through a Wet Settlement Advance, the Company shall cause all Collateral Documents that are required to be delivered to the Lender within seven (7) Business Days after the date of the Wet Settlement Advance relating thereto to be so delivered.

          2.2(c)    Before funding, the Lender shall have a reasonable time
     (consistent with the time frames provided for in Section 2.2(a) and Exhibit
                                                                         -------
     D-SF under ordinary circumstances) to examine such Advance Request and the
     ----
     Collateral Documents to be delivered prior to such requested Advance, as set forth in the applicable Exhibit hereto, and may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

          2.2(d)    The Company shall hold in trust for the Lender, and, except as otherwise provided below, the Company shall deliver to the Lender promptly upon request, or within one hundred twenty (120) days from the date an Advance was made against a Pledged Mortgage, if the Pledged Mortgage is not being held by an Investor for purchase or has not been redeemed from pledge, the following: (1) the originals of the Collateral Documents for which copies are required to be delivered to the Lender pursuant to Exhibit D-SF (if being understood that delivery of such
                 ------------
     documents to the Lender shall only be required to the extent such documents have been made available by the applicable public recording office at the time of such request or within such 120-day period), (2) the original lender's ALTA Policy of Title Insurance or an equivalent thereto (if being understood that delivery of such documents to the Lender shall only be required to the extent such policy or the equivalent has been delivered to the Company at the time of such request or within such 120-day period), and
     (3) any other documents relating to a Pledged Mortgage which the Lender may reasonably request, including, without limitation, documentation evidencing the FHA Commitment to Insure or the VA Guaranty of any Pledged Mortgage which is either FHA insured or VA guaranteed, the appraisal, Private Mortgage Insurance Certificate, if applicable, the Regulation Z Statement, certificates or other evidence of casualty or hazard insurance, credit information on the maker of each such Mortgage Note, a copy of a HUD-1 or corresponding purchase advice and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

          2.2(e)    To make a Warehousing Advance, the Lender shall cause the
     Funding Bank to credit an account of the Company with the Funding Bank, which account shall be under the exclusive control of the Lender, and shall cause the Funding Bank to disburse the amount of such Warehousing Advance and any other amounts required to fund the related Mortgage Loan(s) as provided under this Agreement and Exhibit D-SF, upon compliance by the
                                       ------------
     Company with the terms of this Agreement. To make a Working Capital Advance, the Lender shall cause the Funding Bank to credit the Company's account with the Funding Bank upon compliance by the Company with the terms of this Agreement.

          2.2(f)    If, pursuant to the authorization given by the Company in
     the Funding Bank Agreement, for the purpose of financing a Mortgage Loan against which the Lender has made a Warehousing Advance in accordance with a Request for Advance (i) the Lender debits the Company's Operating Account at the Funding Bank to the extent necessary to cover a wire to be initiated by the Lender, or (ii) the Lender directs the Funding Bank to honor a check drawn by the Company on its Operating Account or other check disbursement account at the Funding Bank, and such debit or direction results in an overdraft, the Lender may make an additional Warehousing Advance to fund such overdraft.

     2.3  Notes. The Company's Obligations in respect of Warehousing Advances
          -----
shall be evidenced by a Warehousing Promissory Note of the Company substantially in the form of Exhibit A-1 attached hereto, and the Company's Obligations in
               -----------
respect of Working Capital Advances shall be evidenced by a Working Capital Promissory Note of the Company substantially in the form of Exhibit A-2 attached
                                                            -----------
hereto, each note dated as of the date hereof (Warehousing Promissory Note and Working Capital Promissory Note are collectively referred to as the "Notes"). The terms "Warehousing Promissory Note", "Working Capital Promissory Note", "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.

     2.4  Interest.
          --------

          2.4(a)    Prior to the occurrence of an Event of Default, (i) the
     unpaid amount of each Warehousing Advance shall bear interest during its Wet Settlement Period at the Wet Settlement Rate, and (ii) the unpaid amount of each Warehousing Advance shall bear interest during its Received Period at the Received Rate.

          2.4(b)    Prior to the occurrence of an Event of Default, the unpaid amount of each Working Capital Advance shall bear interest, from the date of such Advance until paid in full, at the Working Capital Rate.

          2.4(c)    The Company is entitled to receive a benefit in the form of an "Earnings Credit" on the portion of the Eligible Balances maintained in time deposit accounts with a Designated Bank, and the Company is entitled to receive a benefit in the form of an "Earnings Allowance" on the portion of the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Miscellaneous Charges and fees, including, but not limited to Commitment Fees and Warehousing Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used during the calendar year in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Company. The Lender's determination of the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Company exceed the Depository Benefit.

          Either party hereto may terminate the benefits provided for in this Section effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

          2.4(d)    Interest shall be computed on the basis of a 360-day year
     and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the tenth day of each month for the preceding month, commencing with the first month following the Closing Date and on the Maturity Date. Except with respect to interest due on the Maturity Date, the Lender shall provide the Company with a statement of interest due no later than five (5) days before the date such interest is due.

          2.4(e)    If, for any reason, no interest is due on an Advance, the
     Company agrees to pay to the Lender an administrative fee equal to one day of interest on such Advance at the rate applicable to such Advances under the applicable section hereof, as in effect on the date of such Advance. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

          2.4(f) Upon and after the occurrence and during the continuation of an Event of Default hereunder, the Lender may give Notice to the Company that the unpaid amount of each Advance shall bear interest, until paid in full, at a rate of interest (the "Default Rate") equal to four percent (4%) per annum over the applicable rate provided in the applicable subsection of this Section 2.4 or, if no rate is applicable, the highest rate then applicable to any outstanding Advance pursuant to Section 2.4(a) or Section 2.4(b) above.

     2.5  Principal Payments.
          ------------------

          2.5(a)    The outstanding principal amount of all Advances shall be
     payable in full on the Maturity Date.

          2.5(b)    The Company shall have the right to prepay the outstanding
     Advances in whole or in part, from time to time, without premium or penalty.

          2.5(c)    All payments of outstanding Advances from the proceeds of
     the sale or other disposition of Pledged Mortgages and Pledged Securities shall be paid directly by the Investor to the Cash Collateral Account to be applied against the Obligations.

          2.5(d)    The Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for, the amount of any outstanding Warehousing Advance against a specific Pledged Mortgage, upon the earliest occurrence of any of the following events:

               (1) One hundred eighty (180) days elapse from the date of the initial Warehousing Advance made by the Lender against such Pledged Mortgage, whether or not such Pledged Mortgage is included in an Eligible Mortgage Pool.

               (2) Sixty (60) days elapse from the date the Pledged Mortgage was delivered to an Investor for examination and purchase, without the purchase being made, or upon rejection of the Pledged Mortgage as unsatisfactory by an Investor.

               (3) One (1) Business Day elapses from the date a Wet Settlement Advance was made and the Pledged Mortgage which was to have been funded by such Wet Settlement Advance is not closed and funded.

               (4) Seven (7) Business Days elapse from the date a Wet Settlement Advance was made without receipt by the Lender of all Collateral Documents relating to such

          Pledged Mortgage required to be delivered to the Lender within such seven (7) Business Day period pursuant to Exhibit D-SF hereto, or such
                                                    ------------
          Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

               (5) Ten (10) Business Days elapse from the date a Collateral Document was delivered to the Company for correction or completion under a Trust Receipt, without being returned to the Lender, and one
          (1) Business Day elapses after the Lender's demand in writing to the Company for payment of such Advance.

               (6) On the date on which a Pledged Mortgage is determined to have been originated based on untrue, incomplete or inaccurate information that the Lender determines, in the reasonable exercise of its judgement, to be material, whether or not the Company had knowledge of such misrepresentation or incorrect information, or the Pledged Mortgage is defaulted and remains in default for a period of sixty (60) days or more.

               (7) For any Pledged Mortgage, the Company fails to deliver to the Lender all documents required to be delivered under Section 2.2(d) hereof within the time frame specified in such Section, or such items, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

               (8) Three (3) Business Days after the mandatory delivery date of the related Purchase Commitment and the specific Pledged Mortgage was not delivered under the Purchase Commitment prior to such mandatory delivery date, or the Purchase Commitment is terminated; unless in each case, such Pledged Mortgage is eligible for delivery to an Investor under a comparable Purchase Commitment acceptable to the Lender.

               (9) Upon sale, maturity or other disposition of the Pledged Mortgage.

               (10) If the Pledged Mortgage is included in a Mortgage Pool, then, if the Mortgage Pool is an Eligible Mortgage Pool, upon sale of the Mortgage-backed Security, or if the Mortgage Pool is not an Eligible Mortgage Pool, within two (2) Business Days after delivery of the Pledged Mortgages to the pool custodian.

          2.5(e)    The outstanding amount of any Advance made pursuant to
     Section 2.2(f) shall be payable in full within one (1) Business Day after the date of such Advance.

          2.5(f)    In addition to the payments required pursuant to Section
     2.7(d), the Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, the amount of any prepayment in whole or in part of a Pledged Mortgage while an Advance is outstanding against such Pledged Mortgage, within three (3) Business Days after such prepayment, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for the amount of such prepayment, to be applied to such Advance, if such prepayment is not made within such three (3) Business Day period.

          2.5(g)    The Company shall give Notice to the Lender (telephonically, to be followed by written notice) of the Pledged Mortgages or Pledged Securities for which proceeds have been received. Upon receipt of such Notice the Advances against such Pledged Mortgages or Pledged Securities shall be repaid and such Pledged Mortgages or Pledged Securities shall be considered to have been redeemed from pledge, whereupon the Lender shall execute any instruments or documents prepared by the Company and presented to the Lender for execution in order to effect the release of the related Pledged Mortgage or Pledged Security from the Lender's Lien, as reasonably requested by the Company, and shall deliver such executed instruments or documents to the Company or its designee. The Lender is entitled to rely upon the Company's affirmation that deposits in the Cash Collateral Account represent payment from Investors for the purchase of Pledged Mortgages or Pledged Securities as specified by the Company. In the event that the payment from an Investor for the purchase of Pledged Mortgages or Pledged Securities is less than the outstanding Advances against such Pledged Mortgages or the Mortgage Loans backing Pledged Securities, the Lender is authorized to cause the Funding Bank to charge the Company's account for an amount equal to such deficiency. Provided no Event of Default exists, the Lender shall return any excess payment from an Investor for Pledged Mortgages or Pledged Securities to the Company.

     2.6  Expiration of Commitment.  The Commitment shall expire on the Maturity
          ------------------------
Date.

     2.7  Method of Making Payments.
          -------------------------

          2.7(a)    Except as otherwise specifically provided herein, all
     payments hereunder shall be made to the Lender not later than the close of business on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds transferred via wire to accounts designated by the Lender in writing to the Company from time to time.

          2.7(b)    Upon an Event of Default, and without the necessity of prior demand or notice from the Lender, the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for any Obligations due and owing the Lender.

     2.8  Commitment Fees. The Company agrees to pay to the Lender a Commitment
          ---------------
Fee in the amount of one-quarter percent (1/4%) per annum of the Commitment Amount, which Commitment Fee may be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such calendar quarter. On the Closing Date, the Company shall pay the prorated portion of the quarterly Commitment Fee due from the Closing Date to the last day of the current calendar quarter. Thereafter, the Company shall make quarterly payments of the Commitment Fee on the first (1st) day of each calendar quarter. If the Maturity Date is other than the last day of a calendar quarter, the Company shall pay the prorated portion of the quarterly Commitment Fee due from the beginning of the then current calendar quarter to and including the Maturity Date. For the purposes hereof, calendar quarters shall be defined as the three (3) month periods beginning on each April 1, July 1, October 1 and January 1. The Company shall not be entitled to a reduction in the amount of the Commitment Fee in the event the Commitment Amount is reduced or in the event that the Commitment is terminated at the request of the Company or as a result of an Event of Default. If the Commitment terminates at the request of the Company or as a result of an Event of Default, the unpaid balance of the Commitment Fee shall be due and payable in full on the date of such termination.

     2.9   Warehousing Fees. The Company agrees, at the time of each Advance, to
           ----------------
pay to the Lender a Warehousing Fee in the amount of Twenty-Five Dollars ($25.00) for each Mortgage Loan pledged as Collateral for such Advance. Warehousing Fees are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     2.10  Miscellaneous Charges. The Company agrees to reimburse the Lender for
           ---------------------
miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, charges for wire transfers, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, Funding Bank's service charges and Designated Bank's service charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     2.11  Interest Limitation. All agreements between the Company and the
           -------------------
Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Agreement or the Note or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or retention of the Advances secured by this Agreement exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Note, or any other document securing this Agreement at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Note and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the Company and Lender and shall also be binding upon and available to any subsequent holder of the Note.

     2.12  Increased Costs; Capital Requirements. In the event any applicable
           -------------------------------------
law, order, regulation or directive issued by any governmental or monetary authority, or any change therein or in the governmental or judicial interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) by any governmental or monetary authority:

           2.12(a) Does or shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement or any Advances made hereunder, or change the basis of taxation on payments to the Lender of principal, fees, interest or any other amount payable hereunder (except for change in the rate of tax on the overall gross or net income of the Lender by the jurisdictions in which the Lender's principal office is located);

           2.12(b) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of the interest rate as calculated hereunder;

     and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining any Advance or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of the Lender or any Person controlling the Lender as it relates to credit facilities in the nature of that evidenced by this Agreement, then, in any such case, the Company shall promptly pay any additional amounts necessary to compensate the Lender for such additional cost or reduced amounts receivable or reduced rate of return as determined by the Lender with respect to this Agreement or Advances made hereunder. If the Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall notify the Company of the event by reason of which it has become so entitled and the Company shall pay such amount within fifteen (15) days thereafter. A certificate as to any additional amount payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Lender to the Company shall be conclusive in the absence of manifest error. The obligations of the Company under this Section shall survive the payment of all other Obligations and the termination of this Agreement.

3.   COLLATERAL.

     3.1  Grant of Security Interest. As security for the payment of the Notes
          --------------------------
and for the performance of all of the Company's Obligations, the Company hereby grants a security interest to the Lender in the following described property (the "Collateral"):

          3.1(a)    All Mortgage Loans, including all Mortgage Notes and
     Mortgages evidencing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Lender (including delivery to a third party on behalf of the Lender), come into the possession, custody or control of the Lender for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lender hereunder, including without limitation all Mortgage Loans in respect of which Wet Settlement Advances have been made by the Lender, but not including any Mortgage Loan with respect to which the Release Amount has been paid in full (the "Pledged Mortgages").

          3.1(b)    All Mortgage-backed Securities which are from time to time created in whole or in part on the basis of the Pledged Mortgages or are delivered or caused to be delivered to, or are otherwise in the possession of the Lender or its agent, bailee or custodian as assignee, or pledged to the Lender, or for such purpose are registered by book-entry in the name of the Lender (including delivery to or registration in the name of a third party on behalf of the Lender) hereunder or in respect of which from time to time an Advance has been made by the Lender hereunder, but not including any Pledged Security with respect to which the Release Amount has been paid in full (the "Pledged Securities").

          3.1(c)    All private mortgage insurance and all commitments issued by the FHA or VA to insure or guarantee any Mortgage Loans included in the Pledged Mortgages; all Purchase Commitments held by the Company covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Company as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, said FHA commitments or VA commitments and the Purchase Commitments, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation, any interest of the Company in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

          3.1(d)    All Servicing Contracts of the Company listed on Exhibit E-2 hereto; provided, however, that such assignment and security interest shall
             --------  -------
     not take effect until
     the date on which an Acknowledgment Agreement covering such Servicing Contracts has been executed and delivered by the Company, the Lender and FNMA.

          3.1(e) All rights of the Company to receive payments under or by virtue of the Servicing Contracts described in Section 3.1(d) (without giving effect to the proviso at the end thereof) and the Acknowledgment Agreements, whether as servicing fees, servicing income, damages, amounts payable upon the cancellation or termination of any such Servicing Contract, interests on the foregoing, or otherwise.

          3.1(f) Any agreement pursuant to which any Servicing Contract described in Section 3.1(d) (without giving effect to the proviso at the end thereof) was acquired or is sold by the Company, and all documents and instruments executed or delivered in connection with any such acquisition or sale.

          3.1(g) All accounts or general intangibles owned by the Company ("Receivables") for the payment of money against (i) VA under a VA guaranty of, FHA or a private mortgage insurer under an FHA or private insurer's mortgage insurance policy insuring payment of, or any other Person under any other agreement (including a Servicing Contract) relating to, all or part of a defaulted Mortgage Loan repurchased by the Company from an investor or out of a pool of Mortgage Loans serviced by the Company, (ii) obligors and their accounts, FNMA, FHLMC, GNMA or any other investor under a Servicing Contract covering, or out of the proceeds of any sale of or foreclosure sale in respect of, any Mortgage Loan (A) repurchased by the Company out of a pool of Mortgage Loans serviced by the Company, or (B) being serviced by the Company, in either case, for the reimbursement of real estate taxes or assessments, or casualty or liability insurance premiums, paid by the Company in connection with Mortgage Loans, and (iii) obligors and their accounts, or FNMA, FHLMC, GNMA or any other investor under or in respect of any Mortgage Loans serviced by the Company for repayment of advances made by the Company to cover shortages in principal and interest payments.

          3.1(h) All right, title and interest of the Company in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Company relating to the Collateral.

          3.1(i) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Lender or its agent, bailee or custodian or designated on the books and records of the Company as assigned and pledged to the Lender.

          3.1(j) All cash and non-cash proceeds of the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds thereof.

     3.2  Release of Security Interest in Collateral.
          ------------------------------------------

          3.2(a) Pledged Mortgages shall be released from the Lender's security interest only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages.

          3.2(b) If Pledged Mortgages are to be transferred to a pool custodian or to FHLMC or FNMA for inclusion in a Mortgage Pool, the Lender's security interest in such Pledged Mortgages shall be released only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages. If the Lender's security interest in the Pledged Mortgages comprising the Mortgage Pool is not released prior to the issuance of the Mortgage-backed Security, then the Mortgage-backed Security, when issued, shall be a Pledged Security. The Lender's security interest shall continue in such Pledged Mortgages and the Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

          3.2(c) If Pledged Mortgages are transferred to an Approved Custodian and included in an Eligible Mortgage Pool, the Lender's security interest in the Pledged Mortgages comprising the Eligible Mortgage Pool shall be released upon the issuance of the related Mortgage-backed Security, which shall be a Pledged Security. The Lender's security interest in such Pledged Security shall be released only against payment to the Lender of the Release Amount in connection with the Pledged Mortgages backing such Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

          3.2(d) The Lender shall have the exclusive right to the possession of the Pledged Securities or, if the Pledged Securities are not to be issued in certificated form or are to be issued in certificated form and registered exclusively in the name of, and held by, a clearing agency or its nominee, shall have the right to have the book entries for the Pledged Securities issued in the Lender's name or the name or names of its designees, and the Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the book entries registered in the name of the Investor or the Investor's designee only against payment of the Release Amount for the underlying Mortgage Loans. The Company acknowledges that the Lender may enter into one or more standing arrangements with other financial institutions for the issuance of Pledged Securities in book entry form in the name of such other financial institutions, as agent or financial intermediary for the Lender, and the Company agrees upon request of the Lender, to execute and deliver to such other financial institutions the Company's written concurrence in any such standing arrangements.

          3.2(e) Prior to the occurrence of an Event of Default, the Company may redeem a Pledged Mortgage or Pledged Security from the Lender's security interest by notifying the Lender of its intention to redeem such Pledged Mortgage or Pledged Security from pledge and either (a) paying, or causing an Investor to pay, to the Lender, for application to prepayment of the principal balance of the Note, the Release Amount in connection with such Pledged Mortgage or Pledged Security, or (b) delivering substitute Collateral which, in addition to being acceptable to the Lender in its sole discretion will, when included with the Collateral, result in a Collateral Value of all Collateral held by the Lender which is at least equal to the aggregate outstanding Advances.

          3.2(f) Following the occurrence of a Default or Event of Default, the Lender may, with no liability to the Company or any Person, continue to release its security interest in any Pledged Mortgage or Pledged Security against payment of the Release Amount in connection with such Pledged Mortgage or Pledged Security.

          3.2(g) The Release Amount in connection with any Pledged Mortgage shall be (i) prior to the occurrence of an Event of Default, the Advance Balance of the Advances made against such Pledged Mortgage, and (ii) from and after the occurrence and during the continuance of an Event of Default, the Committed Purchase Price of such Pledged Mortgage or, if there is no Purchase Commitment therefor, the amount paid to the Lender in a commercially reasonable disposition thereof.

     3.3  Delivery of Additional Collateral or Mandatory Prepayment.  At any
          ---------------------------------------------------------
time that the aggregate Collateral Value of the Pledged Mortgages and Pledged Securities then pledged hereunder is less than the aggregate Advance Balance of the Warehousing Advances then outstanding hereunder, the Lender may request, and the Company shall within two (2) Business Days after Notice by the Lender (a) deliver to the Lender for pledge hereunder additional Mortgage Loans and/or cash, with a Collateral Value sufficient to cover the difference between the Collateral Value of the Pledged Mortgages and Pledged Securities pledged and the aggregate Advance Balance of Warehousing Advances outstanding hereunder, and/or
(b) repay the Warehousing Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Pledged Mortgages and Pledged Securities pledged hereunder.

     3.4  Release of Collateral.
          ---------------------

          3.4(a) The Lender may deliver documents relating to the Pledged Mortgages to the Company for correction or completion pursuant to a Trust Receipt.

          3.4(b) Prior to the occurrence of a Default or Event of Default, upon delivery by the Company to the Lender of shipping instructions pursuant to

     Exhibit D-SF, the Lender will transmit Pledged Mortgages or Pledged
     ------------
     Securities and all related loan documents or pool documents to the applicable Investor, Approved Custodian or other party.

          3.4(c) Upon payment to the Lender of the Release Amount for Pledged Mortgage, all Warehousing Advances made by the Lender against such Pledged Mortgage shall be deemed repaid in full, the Lender shall release the Collateral Documents and any other documents in its possession with respect to such Pledged Mortgage to the Company or its designee, and the Lender shall execute any instruments or other documents prepared by the Company and presented to the Lender for execution in order to effect the release of the related Pledged Mortgage from the Lender's Lien, as reasonably requested by the Company, and shall deliver such executed instruments or documents effecting release to the Company or its designee. The Company may pay the Release Amount for a Pledged Mortgage at any time.

     3.5  Collection and Servicing Rights.  So long as no Event of Default shall
          -------------------------------
have occurred and be continuing, the Company shall be entitled to service and receive and collect directly all sums payable to the Company in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default, the Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Company in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name, in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Company shall, if the Lender so requests, hold in trust for the benefit of the Lender and forthwith pay to the Lender at its office designated by

Notice hereunder, all amounts thereafter received by the Company upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

     3.6  Return of Collateral at End of Commitment.  If (a) the Commitment
          -----------------------------------------
shall have expired or been terminated, and (b) no Advance Balance, interest or other Obligations shall be outstanding and unpaid, the Lender shall deliver or release its security interest and shall deliver all Collateral in its possession to the Company or its designee at the Company's expense, and shall execute and deliver instruments effecting release of such Collateral as described in Section 3.4(c) hereof. The receipt of the Company or its designee for any Collateral released or delivered to the Company or its designee pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Lender shall thereafter be discharged from any liability or responsibility therefor.

4.  CONDITIONS PRECEDENT.

     4.1  Initial Advance.  The obligation of the Lender to make the initial
          ---------------
Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, on or before the date thereof of the following conditions precedent:

          4.1(a)    The Lender shall have received the following, all of which must be satisfactory in form and content to the Lender, in its sole discretion:()

               (1)  The Notes and this Agreement duly executed by the Company.

               (2) The Company's articles of incorporation as certified by the Secretary of State of Colorado, bylaws certified by the corporate secretary of the Company, or a Certificate of the Company stating that there has been no change in either the articles of incorporation or bylaws since those delivered in connection with the RFC Conduit Credit Agreement and certificates of good standing dated no less recently than ninety (90) days prior to the date of this Agreement.

               (3) A resolution of the board of directors of the Company, certified as of the date of this Agreement by its corporate secretary, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by the Company pursuant to this Agreement.

               (4) A certificate of the Company's corporate secretary as to the incumbency and authenticity of the signatures of the officers of the Company executing this Agreement and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

               (5) Financial statements of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) containing a balance sheet as of December 31, 1994, and related statements of income, changes in stockholders' equity and cash flows for the period ended on such date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and audited by independent certified public accountants of recognized standing acceptable to the Lender.

               (6) Financial statements of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) containing a balance sheet as of October 31, 1995, related statements of income and changes in stockholders' equity for the period ended on such date prepared in accordance with GAAP applied on a basis consistent with the Company's most recent audited financial statements.

               (7) A favorable written opinion of counsel to the Company, dated as of the date of this Agreement substantially in the form of Exhibit
                                                                        -------
          H attached hereto, addressed to the Lender.
          -

               (8) A Uniform Commercial Code, tax lien and judgment search of the appropriate public records for the Company, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder.

               (9) Copies of the certificates, documents or other written instruments which evidence the Company's eligibility described in
          Section 5.13 hereof, all in form and substance satisfactory to the Lender.

               (10) Copies of the Company's errors and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, or certificates in lieu of policies, all in form and content satisfactory to the Lender, showing compliance by the Company as of the date of this Agreement with the related provisions of
          Section 6.8 hereof.

               (11) Executed financing statements in recordable form covering the Collateral and ready for filing in all jurisdictions required by the Lender.

               (12) Receipt by the Lender of any fees due on the date hereof, including, but not limited to, Commitment Fees and document production fees.

               (13) Evidence that all accounts necessary into which Advances will be funded have been established at the Funding Bank and receipt of a fully executed Funding Bank Agreement.

               (14) A copy of an Acknowledgment Agreement from FNMA in form and substance satisfactory to the Lender, acknowledging the validity of the Lender's security interest in the Servicing Contracts included in the Servicing Collateral, duly executed by the Company and FNMA.

               4.1(b) All directors, officers and shareholders of the Company, all Affiliates of the Company or of any Subsidiary of the Company, to whom or to any of whom the Company shall be indebted as of the date of this

          Agreement, which indebtedness has a term of more than one (1) year or is in excess of One Hundred Thousand Dollars ($100,000) shall have subordinated such indebtedness to the Obligations, by executing a Subordination of Debt Agreement, in the form of Exhibit F hereto; and
                                                          ---------
          the Lender shall have received an executed copy of any such Subordination of Debt Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect as of the date of the Advance.

     4.2  Each Advance.  The obligation of the Lender to make the initial and
          ------------
each subsequent Advance under this Agreement is subject to the satisfaction, in the reasonable discretion of the Lender, as of the date of each such Advance, of the following additional conditions precedent:

          4.2(a) The Company shall have delivered to the Lender the Advance Request, and documents required to be delivered to the Lender at the time of such Advance pursuant to Section 2.2 hereof, and shall have satisfied the procedures set forth in, Section 2.2 hereof and the applicable Exhibits hereto described in that Section, according to the type of the requested Advance. All items delivered to the Lender shall be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

          4.2(b) The Lender shall have received evidence satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Lender in the Collateral under the Uniform Commercial Code of Minnesota or other applicable law.

          4.2(c)  The representations and warranties of the Company contained in
     Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

          4.2(d) The Company shall have performed all agreements to be performed by it hereunder, and after giving effect to the requested Advance, there shall exist no (i) Event of Default or (ii) Default that the Lender, in the reasonable exercise of its discretion, determines to be material, hereunder.

          4.2(e) The Company shall not have incurred any material liabilities, direct or contingent, other than in the ordinary course of its business or any liabilities to the Lender under this Agreement, since the most recent Statement Date.

          4.2(f) The Lender shall have received from counsel for the Company, if requested by the Lender in its sole discretion, an updated opinion, in form and substance satisfactory to the Lender, addressed to the Lender and dated as of the date of such Advance, covering such of the matters as the Lender may reasonably request.

     Delivery of an Advance Request by the Company shall be deemed a representation by the Company that all conditions set forth in this Section
     4.2 shall have been satisfied as of the date of such Advance.

5.   REPRESENTATIONS AND WARRANTIES.

     The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

     5.1  Organization; Good Standing; Subsidiaries.  The Company and each
          -----------------------------------------
Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Company or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which the Company transacts business. The Company has no Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth with
                                    ---------         ---------
respect to each such Subsidiary, its name, address, place of incorporation, each state in which it is qualified as a foreign corporation, and the percentage ownership of its capital stock by the Company.

     5.2  Authorization and Enforceability.  The Company has the power and
          --------------------------------
authority to execute, deliver and perform this Agreement, the Notes and all other Loan Documents to which the Company is party and to make the borrowings hereunder. The execution, delivery and performance by the Company of this Agreement, the Notes and all other Loan Documents to which the Company is party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law, of any judgments binding upon the Company, or of the articles of incorporation or by-laws of the Company, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Company other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any indebtedness of the Company pursuant to any agreement, instrument or indenture to which the Company is a party or by which the Company or its property may be bound or affected. This Agreement, the Notes and all other Loan Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Company, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights, and by general principles of equity, whether considered in a proceeding at law or in equity.

     5.3  Approvals.  The execution and delivery of this Agreement, the Notes
          ---------
and all other Loan Documents and the performance of the Company's obligations hereunder and thereunder and the validity and enforceability hereof and thereof do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those which have been obtained and remain in full force and effect.

     5.4  Financial Condition.  The balance sheet of the Company (and, if
          -------------------
applicable, its Subsidiaries, on a consolidated basis) as at the Statement Date, and the related statements of income and changes in stockholders' equity for the fiscal period ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of the Company (and its Subsidiaries) as at the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. The Company had, on the Statement Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Company except as heretofore disclosed to the Lender in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Company (and its Subsidiaries), nor is the Company aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

     5.5  Litigation.  Except as set forth in Exhibit N hereto, there are no
          ----------                          ---------
actions, claims, suits or proceedings pending or, to the knowledge of the Company, threatened or reasonably anticipated against or affecting the Company or any Subsidiary of the Company in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Company as a whole, or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

     5.6  Compliance with Laws.  Neither the Company nor any Subsidiary of the
          --------------------
Company is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Company as a whole or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

     5.7  Regulations G and U.  The Company is not engaged principally, or as
          -------------------
one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

     5.8  Investment Company Act.  The Company is not an "investment company" or
          ----------------------
controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     5.9  Payment of Taxes.  The Company and each of its Subsidiaries has filed
          ----------------
or caused to be filed all federal, state and local income, excise, property and other tax returns with respect to the operations of the Company and its Subsidiaries which are required to be filed, all such returns are true and correct, and the Company and each of its Subsidiaries has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due, including, but not limited to, all FICA payments and withholding taxes, if appropriate. The amounts reserved, as a liability for income and other taxes payable, in the financial statements described in Section
5.4 hereof are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of the Company and its Subsidiaries accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which the Company and its Subsidiaries may be liable in its own right or as transferee of the assets of, or as successor to, any other Person.

     5.10  Agreements.  Neither the Company nor any Subsidiary of the Company is
           ----------
a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section
5.4 hereof. Neither the Company nor any Subsidiary of the Company is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Company as a whole. No holder of any indebtedness of the Company or of any of its Subsidiaries has given notice of any asserted default thereunder, and no liquidation or dissolution of the Company or of any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Company or of any of its Subsidiaries or any of its properties is pending, or to the knowledge of the Company, threatened.

     5.11  Title to Properties.  The Company and each Subsidiary of the Company
           -------------------
has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.4 hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

     5.12  ERISA.  All plans ("Plans") of a type described in Section 3(3) of
           -----
ERISA in respect of which the Company or any Subsidiary of the Company is an "Employer," as defined in Section 3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither the Company nor any Subsidiary of the Company has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such Plan, and no condition exists which presents a material risk to the Company or a Subsidiary of the Company of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

     5.13  Eligibility.  The Company is approved and qualified and in good
           -----------
standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as such:

          5.13(a) GNMA approved seller/servicer of Mortgage Loans and issuer of Mortgage-backed Securities guaranteed by GNMA.

          5.13(b) FNMA approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA.

          5.13(c) FHLMC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to FHLMC.

          5.13(d) Lender in good standing under the VA loan guarantee program eligible to originate, purchase, hold, sell and service VA-guaranteed Mortgage Loans.

          5.13(e) HUD approved mortgagee, eligible to originate, purchase, hold, sell and service FHA fully insured Mortgage Loans.

     5.14  Place of Business.  The principal place of business of the Company is
           -----------------
7600 East Orchard Road, Suite 330S, Englewood, CO 80111-4943.

     5.15  Special Representations Concerning Collateral.  The Company hereby
           ---------------------------------------------
represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

          5.15(a) The Company is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted hereunder), of the Pledged Mortgages and the Pledged Securities. All Pledged Mortgages, Pledged Securities and Purchase Commitments have been duly authorized and validly issued to or filed by the Company, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

          5.15(b) The Company has, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

          5.15(c) Any Mortgage Loan and any related document included in the Pledged Mortgages (1) has been duly executed and delivered by the parties thereto at a closing held not more than ninety (90) days prior to the date of the Advance Request for such Mortgage Loan, (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights, and by general principles of equity, whether considered in a proceeding at law or in equity, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5) has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the Company. Each Mortgage Loan has been fully advanced in the face amount thereof and each Mortgage is a first Lien on the premises described therein, and there has been or will be issued a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans; provided, that an attorney's certificate of title shall suffice in the case of any

     Mortgage Loan secured by a Mortgage on property located in the State of Iowa.

          5.15(d)  No default has occurred and is continuing for more than sixty
     (60) days under any Mortgage Loan included in the Pledged Mortgages without the Advance against such Pledged Mortgage having been repaid in accordance with Section 2.5(d)(6) hereof, provided, however, that with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the Company will promptly notify the Lender.

          5.15(e) The Company has complied and will continue to comply with all laws, rules and regulations in respect of the FHA insurance or VA guaranty of each Mortgage Loan included in the Pledged Mortgages designated by the Company as an FHA insured or VA guaranteed Mortgage Loan, and such insurance or guarantee is and will continue to be in full force and effect. All such FHA insured and VA guaranteed Mortgage Loans comply and will continue to comply in all respects with all applicable requirements for purchase under the FNMA standard form of selling contract for FHA insured and VA guaranteed loans and any supplement thereto then in effect.

          5.15(f) All fire and casualty policies covering the premises encumbered by each Mortgage included in the Pledged Mortgages (1) name and will continue to name the originator of such Pledged Mortgage and its successors and assigns as the insured under a standard mortgagee clause,
     (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

          5.15(g) Pledged Mortgages secured by premises located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

          5.15(h) Each Pledged Mortgage, against which an Advance is made on the basis of a Purchase Commitment, meets all requirements of such Purchase Commitment. The Company shall assure that Pledged Mortgages which are intended to be used in the formation of Mortgage-backed Securities shall comply or, prior to the formation of any such Mortgage-backed Security, shall comply with the requirements of the governmental instrumentality, department or agency guaranteeing such Mortgage-backed Security.

          5.15(i)   For Pledged Mortgages which will be used to back GNMA
     Mortgage-backed Securities, the Company has received from GNMA a Confirmation Notice or Confirmation Notices for Request Additional Commitment Authority and for Request Pool Numbers, and there remains available thereunder a commitment on the part of GNMA sufficient to permit the issuance of GNMA Mortgage-backed Securities in an amount at least equal to the amount of such Pledged Mortgages designated by the Company as the Mortgage Loans to be used to back such GNMA Mortgage-backed Securities; each such Confirmation Notice is in full force and effect; each of such Pledged Mortgages has been assigned by the Company to one of such Pool Numbers and a portion of the available GNMA Commitment has been allocated thereto by the Company, in an amount at least equal to such Pledged Mortgages; and each such assignment and allocation has been reflected in the books and records of the Company.

     5.16  Servicing. Attached hereto as Exhibit E-1 is a true and complete list
           ---------
of the Company's Servicing Portfolio. All of the Company's Servicing Contracts are in full force and effect and, except as otherwise indicated, are unencumbered by Liens. No default exists under any such Servicing Contract that would permit any other party to such Servicing Contract presently, as a result of the default, to terminate the same.

     5.17  Special Representations Concerning Pledged Servicing Contracts.
           --------------------------------------------------------------
Attached hereto as Exhibit E-2 is a true and complete list of the Company's FNMA
                   -----------
Servicing Contracts included in the Servicing Collateral as of the Closing Date. The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of Advance Request and the making of each Advance, that:

          5.17(a)   The Company is the legal and equitable owner and holder,
     free and clear of all Liens (other than Liens granted hereunder), of the Servicing Contracts pledged hereunder and such Servicing Contracts will be validly pledged or assigned to the Lender, subject to no other Liens.

          5.17(b)   Subject to the limitations set forth in Section 3.1(d), the
     Company has, and will continue to have, the full right, power and authority to pledge the Servicing Contracts pledged and to be pledged by it hereunder.

          5.17(c)   All of the servicing rights under the Servicing Contracts
     pledged hereunder in which a security interest is granted hereby constitute direct servicing rights.

          5.17(d)   Each Servicing Contract pledged hereunder is in full force and effect, each Servicing Contract pledged hereunder is legal, valid and enforceable in accordance with its terms (subject to bankruptcy, insolvency and other similar laws affecting creditors' rights and to general principles of equity, whether considered in a proceeding at law or in equity) and no default exists under any such Servicing Contract that would permit any other party to such Servicing Contract to presently, as a result of the default, terminate the same.

          5.17(e)   Each right to the payment of money under the Servicing
     Contracts pledged hereunder is genuine and enforceable in accordance with its terms against the parties obligated to pay the same ("Obligor"), except as limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, whether considered in a proceeding at law or in equity. The terms of such rights to payment have not been modified or waived in any material respect or to any material extent from the from the terms thereof that existed on the date of this Agreement, except with the prior written consent of the Lender.

          5.17(f)   To the best of the Company's knowledge, the amount
     represented by the Company to the Lender as owing by an Obligor under each Mortgage Loan being serviced under a Servicing Contract pledged hereunder is the correct amount actually and unconditionally owing by such Obligor.

          5.17(g)   To the best of the Company's knowledge, no Obligor has any defense, set off, claim or counterclaim against the Company which can be asserted against the Lender, whether in any proceeding to enforce the Lender's rights in the related Mortgage Loan or otherwise.

          5.17(h)   The Company has not sold, assigned or otherwise transferred any rights associated with the Mortgage Loans being serviced under a Servicing Contract pledged hereunder, including, without limitation, any rights to place escrow deposits with respect thereto.

          5.17(i)   No consent of any Obligor or any other Person is required
     for the grant of the security interest provided herein by the Company in any of the Servicing Collateral including, without limitation, the Servicing Contracts pledged hereunder, or any computer software being utilized by the Company pursuant to license, lease or otherwise, other than consents which have been obtained, nor will any consent need to be obtained upon the occurrence of an Event of Default for the Lender to exercise its rights with respect to any of the Servicing Collateral except as set forth in the Acknowledgment Agreements.

          5.17(j)   Each Mortgage Loan being serviced under a Servicing Contract pledged hereunder that is owned by FNMA or FHLMC or is included in a FNMA or FHLMC pool is covered by an Acknowledgment Agreement with such agency in form and substance satisfactory to the Lender.

          5.17(k)   It is expressly understood that the sole remedy of the
     Lender for a breach of any of the representations and warranties set forth in this Section 5.17 with respect to any particular Servicing Contract included in the Servicing Collateral shall be to exclude the Mortgage Loans covered by such Servicing Contract in determining the Servicing Collateral Value.

6.   AFFIRMATIVE COVENANTS.

     The Company hereby covenants and agrees that, so long as the Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, the Company shall:

     6.1  Payment of Notes.  Punctually pay or cause to be paid all Obligations
          ----------------
payable hereunder and under the Notes in accordance with the terms hereof and thereof.

     6.2  Financial Statements and Other Reports.  Deliver to the Lender:
          --------------------------------------

          6.2(a)    As soon as available and in any event within twenty (20)
     days after the end of each calendar month, statements of income and changes in stockholders' equity of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for the immediately preceding month and for the period from the beginning of the then-current fiscal year to the end of such calendar month, and the related balance sheet as at the end of such calendar month, all in reasonable detail and certified as to the fairness of presentation by the chief financial officer of the Company, subject, however, to year-end audit adjustments.

          6.2(b)    As soon as available and in any event within ninety (90)
     days after the close of each fiscal year of the Company, statements of income, changes in stockholders' equity and cash flow of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for such year, and the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion in form and substance satisfactory to the Lender and prepared by an accounting firm reasonably satisfactory to the Lender, or other independent certified public accountants of recognized standing selected by the Company and acceptable to the Lender, as to said financial statements and a certificate signed by the chief financial officer of the Company stating that said financial statements fairly present the financial condition and results of operations of the Company (and, if applicable, its

     Subsidiaries, on a consolidated basis) as at the end of, and for, such year.

          6.2(c)    Together with each delivery of financial statements required in this Section 6.2, an Officer's Certificate substantially in the form of
     Exhibit I-SF hereto: (1) setting forth in reasonable detail all
     ------------
     calculations necessary to show that the Company is in compliance with the requirements of Sections 6.14, 7.6, 7.7 and 7.8 hereof as of the end of such month or year (or, if the Company is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions the Company has taken, is taking or proposes to take with respect thereto); (2) certifying that the Company was, as of the end of the period, in compliance and in good standing with applicable HUD, GNMA, or Investor net worth requirements; and (3) stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its Subsidiaries) during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of the Officer's Certificate, of any Default or Event of Default, or if any Default or Event of Default existed or exists, specifying the nature and period of the existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto.

          6.2(d)    Weekly or more frequently as the Lender may from time to
     time request, a commitment summary and pipeline report substantially in the form of Exhibit L (the "Commitment Summary Report") dated as of the close
             ---------
     of business on the last Business Day of each week and provided to the Lender by facsimile by 10:00 a.m. on the next succeeding Business Day of the following week, and the signed original thereof shall be sent to the Lender by first class mail on such next succeeding Business Day.

          6.2(e)    As soon as available and in any event within twenty (20)
     days after the end of each calendar month, a consolidated report (the "Servicing Portfolio Report") as of the end of the calendar month detailing, as to all Mortgage Loans the servicing rights to which are owned by the Company (specified by investor type, recourse and non-recourse) regardless of whether such Mortgage Loans are Pledged Mortgages and which report shall indicate Mortgage Loans which (A) are current and in good standing, (B) are more than 30, 60 or 90 days past due, respectively, (C) are, for Mortgage Loans serviced with recourse, more than three hundred sixty (360) days past due, (D) are the subject of pending bankruptcy or foreclosure proceedings, or (E) have been converted (through foreclosure or other proceedings in lieu thereof) by the Company into real estate owned by the Company.

          6.2(f)    Reports in respect of the Pledged Mortgages, the Pledged
     Securities and the Servicing Collateral, in such detail and at such times as the Lender in its discretion may reasonably request at any time or from time to time.

          6.2(g)    Copies of all regular or periodic financial and other
     reports, if any, which the Company shall file with the Securities and Exchange Commission or any governmental agency successor thereto, copies of any audits completed by GNMA, FNMA or FHLMC and copies of the Mortgage Bankers' Financial Reporting Forms (FHLMC Form 1055/FNMA Form 1002) which the Company shall have filed with FNMA or FHLMC.

          6.2(h)    From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Company as the Lender may reasonably request.

          6.2(i)    Annually, or more frequently as the Lender may from time to time reasonably request, an Appraisal.

     6.3  Maintenance of Existence; Conduct of Business. Preserve and maintain
          ---------------------------------------------
its corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, including, without limitation, its eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required by FHA, GNMA, FNMA or FHLMC at any and all times for maintaining the Company's status as a FHA, FNMA or FHLMC approved mortgagee or GNMA issuer; and make no change in the nature or character of its business or engage in any non-Mortgage related business in which it was not engaged on the date of this Agreement that would materially impair its ability to perform under this Agreement without the prior written consent of the Lender.

     6.4  Compliance with Applicable Laws. Comply with the requirements of all
          -------------------------------
applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings.

     6.5  Inspection of Properties and Books. Permit authorized representatives
          ----------------------------------
of the Lender or any Participant to discuss the business, operations, assets and financial condition of the Company and its Subsidiaries with its officers and employees and to examine its books of account and make copies or extracts thereof, all at such reasonable times as the Lender or any Participant may request. The Company will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly any and all questions that the officers of the Lender or any Participant or any authorized representatives of the Lender or any Participant may address to them in reference to the financial condition or affairs of the Company and its Subsidiaries. The Company may have its representatives in attendance at any meetings between the officers or other representatives of the Lender or any Participant and the Company's accountants held in accordance with this authorization. The Lender will provide the Company with Notice before contacting the Company's accountants for any purpose hereunder.

     6.6  Notice.  Give prompt written notice to the Lender, upon the Company's
          ------
discovery thereof, of (a) any action, suit or proceeding instituted by or against the Company or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding has at issue in excess of One Hundred Thousand Dollars ($100,000), or any such proceedings threatened against the Company or any of its Subsidiaries in a writing containing the details thereof,
(b) the filing, recording or assessment of any federal, state or local tax Lien against the Company, or any of its assets or any of its Subsidiaries, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default or other breach of a representation or warranty and continuation thereof for five
(5) days, (d) the suspension, revocation or termination of the Company's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.13 hereof, (e) the transfer, loss or termination of any Servicing Contract for Mortgage Loans with an aggregate unpaid principal balance of $10,000,000 or more to which the Company is a party, or which is held for the benefit of the Company, and the reason for such transfer, loss or termination, if known to the Company, and (f) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Company and its Subsidiaries or which constitutes an event of default under any other agreement, instrument or indenture to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries, its properties, or assets may be subject as a result of which any other party thereto is presently entitled to exercise remedies against the Company in accordance with the terms of such agreement.

     6.7  Payment of Debt, Taxes, etc.  Pay and perform all obligations and
          ---------------------------
indebtedness of the Company, and cause to be paid and performed all obligations and indebtedness of its Subsidiaries, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Company or its Subsidiaries or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Company and its Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Company or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued and for which proper reserves have been created.

     6.8   Insurance. Maintain (a) errors and omissions insurance or mortgage
           ---------
impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing FNMA, FHLMC and GNMA requirements applicable to a qualified mortgage originating institution, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Lender (which approval shall be presumed to exist in the absence of written notice to the contrary, and which approval may not be unreasonably withheld), in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and (c) within thirty (30) days after Notice from the Lender, obtain such additional insurance as the Lender shall reasonably require, all at the sole expense of the Company. Copies of such policies shall be furnished to the Lender without charge upon request of the Lender.

     6.9   Closing Instructions. Indemnify and hold the Lender harmless from and
           --------------------
against any loss, including reasonable attorneys' fees and costs, attributable to the failure of a title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Company relating to any Mortgage Loan.

     6.10  Subordination of Certain Indebtedness.  Cause any indebtedness of the
           -------------------------------------
Company, incurred after the date of this Agreement, to any shareholder, director or officer of the Company, or to any Affiliate of the Company or of any Subsidiary of the Company, which indebtedness has a term of more than one (1) year or is in excess of One Hundred Thousand Dollars ($100,000) to be subordinated to all Obligations by the execution of a Subordination of Debt Agreement in the form of Exhibit F hereto and deliver to the Lender an executed
                         ---------
copy of said Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect.

     6.11  Other Loan Obligations. Perform all material obligations under the
           ----------------------
terms of each loan agreement, note, mortgage, security agreement or debt instrument having an original principal balance of $1,000,000 or more by which the Company is bound or to which any of its property is subject, and promptly notify the Lender in writing of a declared default (such that any other party thereto is presently entitled to accelerate the Company's indebtedness thereunder) under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender. Exhibit J
                                                                      ---------
hereto is a true and complete list of all such lines of credit or agreements as of the date hereof for the Company and the Company hereby agrees to give the Lender at least thirty (30) days Notice before entering into any additional lines of credit or agreements having an original principal balance of $1,000,000 or more.

     6.12  Use of Proceeds of Advances. Use the proceeds of each Advance solely
           ---------------------------
for the purpose set forth in Section 2.1(b) or Section 2.3(b) for Advances of that type.

     6.13  Special Affirmative Covenants Concerning Collateral. The Company
           ---------------------------------------------------
shall:

           6.13(a)   Warrant and defend the right, title and interest of the
     Lender in and to the Collateral against the claims and demands of all Persons whomsoever, except to the extent such claim arose as a result of the Lender's failure to use reasonable care in the custody and preservation of Collateral Documents in its possession.

           6.13(b)   Service or cause to be serviced all Mortgage Loans in
     accordance with standards customary in the industry and in accordance with all material provisions of the applicable Servicing Contract and, in the case of Conforming Mortgage Loans, the standard requirements of the issuers of Purchase Commitments covering the same and all applicable FHA and VA requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Company shall service or cause to be serviced all Mortgage Loans backing Pledged Securities in accordance with applicable governmental requirements and requirements of issuers of Purchase

     Commitments covering the same. The Company shall hold all escrow funds collected in respect of Pledged Mortgages and Mortgage Loans backing Pledged Securities in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

          6.13(c)   Execute and deliver to the Lender such Uniform Commercial
     Code financing statements with respect to the Collateral as the Lender may reasonably request. The Company shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as reasonably required by the Lender, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Lender under this Agreement. The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Minnesota, or any other applicable law, in addition to all rights provided for herein.

          6.13(d)   Notify the Lender within three (3) Business Days of any
     event that would presently permit the termination of, or of the termination of, any Purchase Commitment relating to any Pledged Mortgage, Eligible Mortgage Pool or Pledged Security.

          6.13(e)   Promptly comply in all material respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Company will cause to be delivered to the Investor the Pledged Mortgages and Pledged Securities to be sold under each Purchase Commitment not later than the mandatory delivery date thereof.

          6.13(f)   Maintain, at its principal office or in a regional office
     approved by the Lender, or in the office of a computer service bureau engaged by the Company and approved by the Lender, and, upon request, make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of its Mortgage Notes and Mortgages included in

     Pledged Mortgages, Mortgage-backed Securities delivered to the Lender as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

     6.14  Servicing Collateral Value. Maintain the Servicing Collateral Value
           --------------------------
at not less than One Million One Hundred Thousand Dollars ($1,100,000) or, if the Servicing Collateral Value is less than One Million One Hundred Thousand Dollars ($1,100,000), maintain at all times the sum of (a) the Servicing Collateral Value plus (b) the aggregate Collateral Value of the Pledged Mortgages and the Pledged Securities then pledged hereunder at not less than the aggregate Advance Balance of all Advances then outstanding hereunder.

7.   NEGATIVE COVENANTS.

     The Company hereby covenants and agrees that, so long as the Commitment is outstanding or there remain any Obligations to be paid or performed, the Company shall not, either directly or indirectly, without the prior written consent of the Lender:

     7.1   Contingent Liabilities. Assume, guarantee, endorse, or otherwise
           ----------------------
become contingently liable for the obligation of any Person except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     7.2   Sale or Pledge of Servicing Contracts. Sell, pledge or grant a
           -------------------------------------
security interest in any existing or future Servicing Contracts of the Company other than to the Lender, except as otherwise expressly permitted in this Agreement, or omit to take any action required to keep all such Servicing Contracts in full force and effect; provided, however, that (a) the Company may at any time sell Pledged Mortgages or other Mortgage Loans on a servicing-released basis, provided that, in the case of Pledged Mortgages, the Release Amount with respect to each Pledged Mortgage is paid to the Lender, and (b) if no Default or Event of Default has occurred and is continuing under Section 8.1(a) or 8.1(c)(ii) hereof, Servicing Contracts not included in the Servicing Collateral may be sold and pledged.

     7.3   Merger; Sale of Assets; Acquisitions. Liquidate, dissolve,
           ------------------------------------
consolidate or merge or sell any substantial part of its non-Mortgage related assets, or acquire any substantial part of the non-Mortgage related assets of another, if such acquisition or sale would have a material adverse effect on the financial condition of the Company.

     7.4   Deferral of Subordinated Debt.  Pay or modify any Subordinated Debt
           -----------------------------
otherwise than in compliance with the applicable Subordination of Debt Agreement in substantially the form of Exhibit F hereto.
                             ---------

     7.5   Loss of Eligibility. Lose all or any part of its status as an
           -------------------
eligible lender, seller/servicer and issuer as described under Section 5.13 hereof.

     7.6   Debt to Adjusted Tangible Net Worth Ratio. Permit the ratio of Debt
           -----------------------------------------
to Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to exceed 20 to 1.

     7.7   Minimum Adjusted Tangible Net Worth. Permit Adjusted Tangible Net
           -----------------------------------
Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to be less than Five Million Dollars ($5,000,000).

     7.8   Liquidity. Permit the Liquid Assets of the Company (and its
           ---------
Subsidiaries, on a consolidated basis) at any time to be less than One Million Dollars ($1,000,000).

     7.9   Acquisition of Recourse Servicing Contracts. Acquire Servicing
           -------------------------------------------
Contracts under which the Company is obligated to repurchase delinquent Mortgage Loans serviced thereunder or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans serviced thereunder against losses associated with delinquent Mortgage Loans serviced thereunder without proof of fraud or misrepresentation.

     7.10  Special Negative Covenants Concerning Collateral.
           ------------------------------------------------

           7.10(a) The Company shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or

     Pledged Securities except in a non-material manner in the ordinary course of business.

          7.10(b)   The Company shall not sell, assign, transfer or otherwise
     dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.

               7.10(c)   The Company shall not make any compromise, adjustment
          or settlement in respect of any of the Collateral or accept payment other than in cash in payment or liquidation of the Collateral except in a non-material manner in the ordinary course of business.

8.   DEFAULTS; REMEDIES.

     8.1  Events of Default. The occurrence of any of the following conditions
          -----------------
or events shall be an event of default ("Event of Default"):

               8.1(a)    Failure by the Company to pay the principal of any
          Advance Balance when due, whether at stated maturity, by acceleration, or otherwise; or failure by the Company to pay any installment of interest on any Advance or any other amount due under this Agreement within ten (10) days after the due date; or failure to pay, within any applicable grace period, the principal or interest on any other indebtedness of the Company due the Lender coupled with, in each case, the continuance of such failure for one Business Day after Notice of such failure shall have been delivered to the Company by the Lender; or

               8.1(b)    Failure of the Company or any of its Subsidiaries to
          pay, or any default in the payment of any principal or interest on, any other indebtedness or in the payment of any contingent obligation within any period of grace provided in connection with such indebtedness; breach or default with respect to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, and the passage of any applicable time period or cure period, if the effect of such failure, breach or default and the passage of such time or cure period is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Company or its Subsidiaries in the aggregate amount of One Hundred Thousand Dollars ($100,000) or more to become or be declared due prior to its stated maturity; or

               8.1(c)    Failure of the Company to perform or comply with any
          term or condition applicable to it contained in (i) Sections 6.3, 6.12, 6.13(b) or (d), 7.1, 7.2, 7.3, 7.4, 7.5, 7.9 or 7.10 of this
          Agreement, or (ii) Section 7.6, 7.7 or 7.8 of this Agreement if such failure has not been cured to the reasonable satisfaction of the Lender before the date on which the financial statements indicating the existence of such failure to comply are required to be delivered to the Lender pursuant to Section 6.2(a) hereof; or

               8.1(d)    Any of the Company's representations or warranties made
          or deemed made herein or in any other Loan Document, or in any statement or certificate at any time given by the Company in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made; provided, however, that such event shall not constitute an Event of Default hereunder with respect to a breach of a representation or warranty made under Section 5.15 above if the Company delivers to the Lender the Release Amount for each Mortgage Loan affected by such breach within five Business Days after the earliest of (i) receipt by the Company of Notice from the Lender of such breach, (ii) receipt by the Lender of Notice from the Company of such breach, or (iii) the date the Company should have notified the Lender of such breach pursuant to Section 6.6(c) hereof; and, provided, further, that the sole remedy applicable in the case of a breach of a representation or warranty contained in Section 5.17 above as to any Servicing Contract included in the Servicing Collateral shall be the exclusion of the Mortgage Loans covered by such Servicing Contract in calculating the Servicing Collateral Value; or

               8.1(e)    The Company shall default in the performance of or
          compliance with any term contained in this Agreement or any other Loan Document other than those referred to above in Subsections 8.1(a), 8.1(c) or 8.1(d) and such default shall not have been remedied or waived within thirty (30) days after the earliest of (i) receipt by the Company of Notice from the Lender of such default, (ii) receipt by the Lender of Notice from the Company of such default, or (iii) the date the Company should have notified the Lender of such default pursuant to Section 6.6(c); or

               8.1(f)    (1) A court having jurisdiction shall enter a decree or
          order for relief in respect of the Company, any Subsidiary of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Company, any Subsidiary of the Company now or hereafter in effect, which decree or order is not stayed; the Company, any Subsidiary of the Company shall consent to the entry of any such decree or order; or a filing of a voluntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Company, any Subsidiary of the Company has occurred; or any other similar relief shall be granted under any applicable federal or state law; or (2) the filing of an involuntary case in respect of the Company, any Subsidiary of the Company under any applicable bankruptcy, insolvency or other similar law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company, any Subsidiary of the Company, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim or permanent receiver, trustee or other custodian of the Company, any Subsidiary of the Company for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company, any Subsidiary of the Company, and the continuance of any such events in Subsection (2) above for sixty (60) days unless stayed, dismissed, bonded off or discharged; or

               8.1(g)    The Company, any Subsidiary of the Company shall
          consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Company, any Subsidiary of the Company of any assignment for the benefit of creditors; or the inability or failure of the Company, any Subsidiary of the Company, or the admission by the Company, any Subsidiary of the Company in writing of its inability, to pay its debts as such debts become due; or

               8.1(h)    Failure of the Company to perform any contractual
          obligations which it may have to repurchase Mortgage Loans, if such obligations in the aggregate exceed One Million Dollars ($1,000,000); or

               8.1(i)    Any money judgment, writ or warrant of attachment, or
          similar process involving in any case an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) shall be entered or filed against the Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

               8.1(j)    Any order, judgment or decree shall be entered against
          the Company decreeing the dissolution or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of twenty (20) days; or

               8.1(k)    Any Plan maintained by the Company or any of its
          Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Company's liability or any such Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than Two Hundred Fifty Thousand Dollars ($250,000) (or in the case of a termination involving the Company or any of its Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

               8.1(l) The Company or any of its Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding Two Hundred Fifty Thousand Dollars ($250,000); or

               8.1(m) The Company shall purport to disavow its obligations hereunder or shall contest the validity or enforceability hereof; or the Lender's security interest in any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lender's approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten (10) days of the date of the Company's receipt of Notice from Lender of such impairment; or

               8.1(n) Steven Chotin (or a trust or other entity of which Steven Chotin owns the majority of the voting rights) shall cease owning, directly or indirectly, ninety percent (90%) or more of the capital stock of the Company; or

               8.1(o) There shall be a material adverse change in the financial condition, business or operations of the Company that would materially impair the Company's ability to perform its Obligations hereunder.

     8.2  Remedies.
          --------

          8.2(a)   Upon the occurrence of any Event of Default described in
     Sections 8.1(f) or 8.1(g), the Commitment shall be terminated and the unpaid principal amount of and accrued interest on the Notes and all other Obligations shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Company.

          8.2(b)   Upon the occurrence of any Event of Default, other than those described in Sections 8.1(f) and 8.1(g), the Lender may, by Notice to the Company, terminate the Commitment and/or declare all Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

          8.2(c)   Upon the occurrence of any Event of Default, the Lender may also do any of the following:

               (1) Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for hereunder.

               (2) Notify all obligors in respect of Collateral that the Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the

          Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

               (3) Act, or contract with a third party to act, as servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with Servicing Contracts and Purchase Commitments, such third party's fees to be paid by the Company.

               (4) Require the Company to assemble the Collateral and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

               (5) Enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process.

               (6) Prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate.

               (7) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Minnesota or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Company not less than ten (10) days' notice of any such public sale or of the date after which any private sale may be held. The Company agrees that ten (10) days' notice shall be reasonable notice. The

          Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge of and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

               (8) Proceed against the Company on the Notes; provided, that the Lender shall use its best efforts to sell the Pledged Mortgages and Pledged Securities, to the extent the same are readily salable within a reasonable period, in a commercially reasonable manner before proceeding against the Company on the Notes.

          8.2(d)    The Lender shall incur no liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition in a commercially reasonable manner. The Company hereby waives (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree, as long as such sale was conducted in a commercially reasonable manner. Any sale of Collateral pursuant to the terms of a Purchase Commitment shall be deemed to have been made in a commercially reasonable manner.

          8.2(e) The Company acknowledges that Mortgage Loans and Mortgage-backed Securities are collateral of a type which is customarily sold on a recognized market. The Company waives any right it may have to prior notice of the sale of any Pledged Mortgage or Pledged Security, and agrees that the Lender may purchase any Mortgage Loans or Mortgage-backed Securities at a private sale of such Collateral.

          8.2(f) The Company specifically waives and releases (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Company has or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Company against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

          8.2(g) The Lender may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Notes.

          8.2(h) No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Company to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

          8.2(i) The Company acknowledges that the Company and the Lender have entered into, and may from time to time hereafter enter into, agreements ("Acknowledgment Agreements") with FNMA, FHLMC or any other Investor in order to obtain the consent of FNMA, FHLMC or any other Investor to the assignment of and security interest granted in the Servicing Contracts pursuant to Section 3 hereof, as the same may be amended from time to time. The Company further acknowledges that the Acknowledgment Agreements may contain certain provisions concerning the enforcement by the Lender of the security interest of the Secured Parties in the Servicing Contracts subject thereto. The Company agrees that the disposition of its rights in any Servicing Contract pursuant to the terms of the applicable Acknowledgment Agreement shall be deemed commercially reasonable within the meaning of
     Section 9-504(3) of the Uniform Commercial Code of Minnesota. The Company hereby waives any claims it might otherwise have against the Lender as a result of the Lender's compliance with the terms of any Acknowledgment Agreement.

     8.3  Application of Proceeds.  The proceeds of any sale, disposition or
          -----------------------
other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender:

          First, to the payment of the costs and expenses of such sale or
          -----
     enforcement, including reasonable compensation to the Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

          Second, to the payment of interest accrued and unpaid on the Notes;
          ------

          Third, to the payment of any other Obligations due (other than
          -----
     principal and interest) under the this Agreement and the Loan Documents;

          Fourth, to the payment of the outstanding principal balance of the
          ------
     Notes; and

          Finally, to the payment to the Company, or to its successors or
          -------
     assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations, the Company shall remain liable for any deficiency.

     8.4  Lender Appointed Attorney-in-Fact.  The Lender is hereby appointed the
          ---------------------------------
attorney-in-fact of the Company, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Company or in its own name, to endorse all Pledged Mortgages or Pledged Securities payable to the order of the Company, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, or to receive, endorse and collect all checks made payable to the order of the Company representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged Securities and to give full discharge for the same.

     8.5  Right of Set-Off.  If the Company shall default in the payment of the
          ----------------
Notes, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Lender shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit or the account of the Company against and on account of the Obligations of the Company under the Notes and this Agreement, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured.

9.   NOTICES.

     All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person or by overnight courier, or if mailed, on the date of receipt as noted on the return receipt, or where telecopied, if the transmitting machine has provided an electronic confirmation of such transmission and such telecopy is followed by delivery of a hard copy, addressed as follows:

          if to the Company:  National Mortgage Corporation
                              7600 East Orchard Road, Suite 330S
                              Englewood, CO 80111-4943
                              Attention: Craig Stulz, COO/EVP
                              Telecopier No.: (303) 741-8131

          if to the Lender:   Residential Funding Corporation
                              1646 North California Blvd.
                              Suite 400

                              Walnut Creek, CA 94596
                              Attention: Cindy Schellenberg,
                                   Director
                              Telecopier No.: (510) 935-6424

          with a copy to:     Residential Funding Corporation
                              8400 Normandale Lake Boulevard
                              Suite 600
                              Minneapolis, Minnesota  55437
                              Attention: Sandra L. Oakes, Esq.
                              Telecopier No.: (612) 832-7190

10.  REIMBURSEMENT OF EXPENSES; INDEMNITY.

     The Company shall: (a) pay a documentation production fee of Five Hundred Dollars ($500) and all reasonable out-of-pocket costs and expenses of Lender, including, without limitation, reasonable fees and disbursements of counsel, in connection with the preparation and negotiation of this Agreement; (b) pay such additional documentation production fees, as the Lender may require and all reasonable out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees and disbursements of counsel (including allocated costs of internal counsel), in connection with the amendment, enforcement and administration of this Agreement, the Notes, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; (c) indemnify, pay, and hold harmless the Lender and any holder of the Notes from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Notes harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and (d) indemnify, pay and hold harmless the Lender and any of its officers, directors, employees or agents and any subsequent holder of the Notes (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, reasonable costs, reasonable expenses and reasonable disbursements of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including reasonable allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed upon, incurred by or asserted against such Indemnitees in any manner relating to or arising out of this Agreement, the Notes, or any other Loan Document or any of the transactions contemplated hereby or thereby (the "Indemnified Liabilities") asserted by a third party; provided, however, that the Company shall have no obligation hereunder with respect to Indemnified Liabilities arising from the negligence, gross negligence, reckless disregard or willful misconduct of any such Indemnitees. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of the Company contained in this Subsection (d) shall survive the expiration or termination of this Agreement and the payment in full of the Notes. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

11.  FINANCIAL INFORMATION.

     All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at the end of and for the last fiscal year ended (except to the extent otherwise required to conform to good accounting practice).

12.  MISCELLANEOUS.

     12.1  Terms Binding Upon Successors; Survival of Representations. The terms
           ----------------------------------------------------------
and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the making of any Advance and the execution of the Notes, and shall be effective so long as the Commitment is outstanding hereunder or there remain any Obligations to be paid or performed.

     12.2  Assignment.  This Agreement may not be assigned by the Company. This
           ----------
Agreement and the Notes, along with the Lender's security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Lender, and any assignee thereof may enforce this Agreement, the Notes and such security interest.

     12.3  Amendments.  Except as otherwise provided in this Agreement, this
           ----------
Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

     12.4  Governing Law.  This Agreement and the other Loan Documents shall be
           -------------
governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

     12.5  Participations.  The Lender may at any time sell, assign or grant
           --------------
participations in, or otherwise transfer to any other Person (a "Participant"), all or part of the Obligations. Without limitation of the exclusive right of the Lender to collect and enforce such Obligations, the Company agrees that each disposition will give rise to a debtor-creditor relationship of the Company to the Participant in accordance with the terms of this Agreement, and the Company authorizes each Participant, upon the occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien, or otherwise, against any assets of the Company which may be in the hands of such Participant in accordance with the terms of this Agreement. The Company authorizes the Lender to disclose to any prospective Participant and any Participant any and all information in the Lender's possession concerning the Company, this Agreement and the Collateral.

     12.6  Relationship of the Parties.  This Agreement provides for the making
           ---------------------------
of Advances by the Lender, in its capacity as a lender, to the Company, in its capacity as a borrower, and for the payment of interest, repayment of principal by the Company to the Lender, and for the payment of certain fees by the Company to the Lender. The relationship between the Lender and the Company is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Company, as permitting or obligating the Lender to control the Company or to conduct the Company's operations, as creating any fiduciary obligation on the part of the Lender to the Company, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Company acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Company further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

     12.7  Severability.  If any provision of this Agreement shall be declared
           ------------
to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

     12.8  Operational Reviews.  From time to time upon reasonable advance
           -------------------
request, the Company shall permit the Lender or its representative access to its premises and records, for the purpose of conducting a review of the Company's general mortgage business methods, policies, and procedures, auditing loan files and reviewing financial and operational aspects of the Company's business, in such a manner that does not materially interfere with the Company's ability to conduct its business.

     12.9  Consent to Credit References.  The Company hereby consents to the
           ----------------------------
disclosure of information regarding the Company and its credit relationships with the Lender to Persons making credit inquiries concerning the Company to the Lender. This consent is revocable by the Company at any time upon Notice to the Lender as provided in Section 9 hereof.

     12.10 Consent to Jurisdiction.  The Company hereby agrees that any action
           -----------------------
or proceeding under the Loan Documents, the Notes or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Minnesota, by service of process upon the Company by first class registered or certified mail, return receipt requested, addressed to the Company at its address last known to the Lender. The Company agrees that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin County State District Court or in the United States District Court for the District of Minnesota at the option of the Lender; and the Company hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction or court.

     12.11 Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     12.12 Entire Agreement.  This Agreement, the Notes and the other Loan
           ----------------
Documents represent the final agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, and may not be contradicted by evidence of prior or contemporaneous oral agreements among such parties. There are no oral agreements among the parties with respect to the subject matter hereof and thereof.

     12.13 WAIVER OF JURY TRIAL.  THE COMPANY AND THE LENDER EACH HEREBY (a)
           --------------------
COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE COMPANY AND THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER AND THE COMPANY IS EACH HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER HEREOF AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE COMPANY AND THE LENDER EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                        NATIONAL MORTGAGE CORPORATION,
                                        a Colorado corporation


                                        By:____________________________

                                        Its:___________________________


                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation


                                        By:_____________________________

                                        Its:  Director

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _________________, 1996, before me, a Notary Public, personally appeared ________________________________, the _________________________ of NATIONAL
MORTGAGE CORPORATION, a Colorado corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        Notary Public
 (SEAL)                                 My Commission Expires:

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _________________, 1996, before me, a Notary Public, personally appeared ________________________________, the Director of RESIDENTIAL FUNDING
CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                 Notary Public
 (SEAL)          My Commission Expires:

                              FIRST AMENDMENT TO
                              -------------------

                   WAREHOUSING CREDIT AND SECURITY AGREEMENT
                   -----------------------------------------


     THIS FIRST AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 11th day of July 1996, by and between NATIONAL MORTGAGE CORPORATION, a Colorado corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of Twenty-One Million One Hundred Thousand Dollars ($21,100,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of Twenty-One Million One Hundred Thousand Dollars ($21,100,000), dated as of January 19, 1996, a Working Capital Promissory Note in the principal sum of One Million One Hundred Thousand Dollars ($1,100,000) dated as of January 19, 1996 (the "Notes"), and by a Warehousing Credit and Security Agreement dated as of January 19, 1996, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company has requested the Lender to extend the period for which the Commitment under the Agreement has been made, and the Lender has agreed to such extension subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The definition of Maturity Date in Section 1.1 of the Agreement shall be amended by inserting the date "October 31, 1996" in place of "July 31, 1996" wherever it appears in such definition.

     3. The Effective Date of this Amendment shall be 7/24/96, the date on which the Company has complied with all the terms and conditions of this Amendment.

     4. Upon execution of this Amendment, the Company agrees to pay to the Lender the pro rata Commitment Fee on the portion of the Commitment Amount for the time period from August 1, 1996 to and including September 30, 1996.

     5. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed Certificate of Secretary with corporate resolutions; (c) a Two Hundred Fifty Dollar ($250) document production fee; and
(d) the Commitment Fee for the months of August and September.

     6. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     7. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                        NATIONAL MORTGAGE CORPORATION,
                                        a Colorado corporation


                                        By: __________________________________

                                        Its: _________________________________



                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation


                                        By: __________________________________

                                        Its: _________________________________

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

     On _____________________, 1996, before me, a Notary Public, personally appeared ___________________________________, the ________________________ of
NATIONAL MORTGAGE CORPORATION, a Colorado corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ________________________________________
                                        Notary Public
 (SEAL)                                 My Commission Expires:


STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

     On __________________________, 1996, before me, a Notary Public, personally appeared ___________________________________, the Vice President of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ________________________________________
                                        Notary Public
 (SEAL)                                 My Commission Expires:

                              SECOND AMENDMENT TO
                              --------------------

                   WAREHOUSING CREDIT AND SECURITY AGREEMENT
                   -----------------------------------------


     THIS SECOND AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 31st day of October 1996, by and between NATIONAL MORTGAGE CORPORATION, a Colorado corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of Twenty-One Million One Hundred Thousand Dollars ($21,100,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of Twenty-One Million One Hundred Thousand Dollars ($21,100,000), dated as of January 19, 1996, a Working Capital Promissory Note in the principal sum of One Million One Hundred Thousand Dollars ($1,100,000), dated as of January 19, 1996 (the "Notes"), and by a Warehousing Credit and Security Agreement dated as of January 19, 1996, as the same may have been amended or supplemented (the "Agreement");

     WHEREAS, the Company has requested the Lender to extend the period for which the Commitment under the Agreement has been made, and to amend certain other terms of the Agreement and the Lender has agreed to such extension and amendment of the Agreement subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be October 31, 1996, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

     "HUD 203(K) Mortgage Loan" means an FHA insured Mortgage Loan secured by a
      ------------------------
First Mortgage, a portion of which will be used for the purpose of rehabilitating and/or repairing the related single family property, and which satisfies the definition of "rehabilitation loan" under 24 C.F.R. Section 203.50(a).

     "RFC Mortgage Loan" means a Mortgage Loan covered by a Purchase Commitment
      -----------------
issued by RFC.

     "Title I Mortgage Loan" means an FHA co-insured Mortgage Loan secured by a
      ---------------------
Mortgage which is underwritten in accordance with HUD underwriting standards for the Title I Property Improvement Program as set forth in and which is reported for insurance under the Mortgage Insurance Program authorized and administered under Title I of the National Housing Act of 1934, as amended and the regulations promulgated thereunder.

     4. Section 1.1 of the Agreement shall be amended to delete the definitions of "Adjusted Tangible Net Worth", "Collateral Value," "Debt," "Nonconforming Mortgage Loan," and "Operating Account" in their entirety, replacing them with the following definitions:

     "Adjusted Tangible Net Worth" means with respect to any Person at any date,
      ---------------------------
the Tangible Net Worth of such Person at such date, excluding capitalized excess servicing fees and capitalized servicing rights, plus one percent (1%) of the
                                                 ----
Adjusted Servicing Portfolio, and plus deferred taxes arising from capitalized
                                  ----
excess servicing fees and capitalized servicing rights.

     "Collateral Value" means (a) with respect to any Mortgage Loan as of the
      ----------------
date of determination, the lesser of (i) the amount of any Advance made against such Mortgage Loan under Section 2.1(c); or (ii) the Fair Market Value of such Mortgage Loan; or (b) in the event Pledged Mortgages have been exchanged for Pledged Securities, the Fair Market Value of the Mortgage

Loans backing such Pledged Securities; or (c) with respect to cash, the amount of such cash.

     "Debt" means, with respect to any Person, at any date (a) all indebtedness
      ----
or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date loan loss reserves, Subordinated Debt not due within one year of such date, and deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

     "Nonconforming Mortgage Loan" means a Conventional Mortgage Loan which is
      ---------------------------
not a Conforming Mortgage Loan or a Jumbo Mortgage Loan, which has a credit risk rating D or better (determined using the underwriting standards of the Company as in effect on November 12, 1996, or as revised from time to time thereafter, provided, that any material revision is acceptable to the Lender in its reasonable judgment (and the Lender's failure to respond within two weeks after the Company requests approval of any such revision shall be deemed acceptance of such revision)), and which is underwritten and approved for purchase by an Investor prior to funding if its original principal amount exceeds Six Hundred Thousand Dollars ($600,000).

     "Operating Account" means a demand deposit account maintained at the
      -----------------
Funding Bank in the name of the Company and designated for funding that portion of each Mortgage Loan not funded by an Advance made against such Mortgage Loan and for returning any excess payment from an Investor for a Pledged Mortgage or Pledged Security.

     5. The definition of "Maturity Date" in Section 1.1 of the Agreement shall be amended by inserting the date "August 31, 1997" in place of "October 31, 1996" wherever it appears in such definition.

     6. Section 2.1(b) of the Agreement is hereby amended to add the following sections immediately after Section 2.1(b)(4)

               (5) No Advance shall be made against a Title I Mortgage Loan or a HUD 203(K) Mortgage Loan.

     7. Section 2.4 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.4  Interest.
               --------

     2.4(a)    Except as otherwise provided in Section 2.4(f), (i) the unpaid amount of each Warehousing Advance shall bear interest during its Wet Settlement Period at the Wet Settlement Rate and (ii) the unpaid amount of each Warehousing Advance shall bear interest during its Received Period at the Received Rate.

     2.4(b)    Except as otherwise provided in Section 2.4(f), the unpaid amount of each Working Capital Advance shall bear interest, from the date of such Advance until paid in full, at the Working Capital Rate.

     2.4(c)    The Company shall be entitled to receive certain benefits based on the average monthly Eligible Balances of the Company maintained at a Designated Bank. For the purposes hereof, all Advances shall be called the "Applicable Advances". After the end of each calendar month, the Lender will calculate the interest due for the applicable month, by electing a portion ("Balance Funded Portion") of the Applicable Advances which is equal to the lesser of (a) the Applicable Advances outstanding during such month or (b) the average amount of Eligible Balances on deposit in non-interest bearing accounts with a Designated Bank during such month. The Balance Funded Portion of the Applicable Advances shall bear interest at balance funded rates of (a) two and one-quarter percent (2.25%) per annum for the Balance Funded Portion of Advances outstanding during the Wet Settlement Period and (b) two percent (2.00%) per annum for the Balance Funded Portion of Advances outstanding during the Received Period.

     The Balance Funded Portion of the Applicable Advances outstanding for a month shall be determined by (a) first, deducting the average amount of Advances outstanding during the Wet Settlement Period for a month from the average amount of Eligible Balances on deposit in non-interest bearing accounts during such month, but only to the extent of the average amount of such Eligible Balances and (b) second, to the extent Eligible

Balances on deposit in non-interest bearing accounts remain for such month, deducting the average amount of Advances outstanding during the Received Period for a month from the remaining average amount of such Eligible Balances during such month, but only to the extent of the remaining average amount of such Eligible Balances.

     If, for any month, (i) a portion of the average amount of Eligible Balances on deposit in non-interest bearing accounts remains ("Remainder") after the Balance Funded Portion has been deducted or (ii) the Company has Eligible Balances on deposit in interest bearing accounts in respect of which the Lender has received a Depository Benefit, the Lender shall provide a benefit in the form of an "Earnings Credit" on the Eligible Balances maintained in time deposit accounts with a Designated Bank, and the Lender shall provide a benefit in the form of an "Earnings Allowance" on the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Miscellaneous Charges and fees, including, but not limited to Commitment Fees and Warehousing Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used during the calendar year in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Company.

     The Lender's determination of the Balance Funded Portion, the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the aggregate amount of the benefits received by the Company under this Section exceed the Depository Benefit.

     Either party hereto may terminate the benefits provided for in this Section, in whole or in part, effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive all or any part of the benefits provided for in this Section.

     2.4(d)    Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the tenth day of each month for the preceding month, commencing with the first month following the Closing Date and on the Maturity Date. Except with respect to interest due on the Maturity Date, the Lender shall provide the Company with a statement of interest due no later than five (5) days before the date such interest is due.

     2.4(e)    If, for any reason, no interest is due on an Advance, the Company agrees to pay to the Lender an administrative fee equal to one day of interest on such Advance at the rate applicable to such Advances under the applicable section hereof, as in effect on the date of such Advance. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

     2.4(f)    Upon demand of the Lender and upon Notice to the Company, after the occurrence and during the continuation of an Event of Default, the unpaid amount of each Advance shall bear interest until paid in full at a per annum rate of interest (the "Default Rate") equal to four percent (4%) in excess of the rate of interest otherwise applicable to such Advance pursuant to any other subsection of this Section 2.4 or, if no rate is applicable, the highest rate then applicable to any outstanding Advances.

     8. Section 2.10 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     2.10 Miscellaneous Charges.  The Company agrees to reimburse the Lender for
          ---------------------
miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, charges for wire transfers, check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, Funding Bank's service charges and Designated Bank's service charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     9. Section 7.8 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     7.8  Liquidity.  Permit the Liquid Assets of the Company (and its
          ---------
Subsidiaries, on a consolidated basis) at any time to be less than Five Hundred Thousand Dollars ($500,000).

     10. Upon execution of this Amendment, the Company agrees to pay to the Lender the pro rata Commitment Fee on the Commitment Amount for the time period from the Effective Date to and including December 31, 1996.

     11. Exhibits C-SF and D-SF to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits C-SF and D-SF attached to this Amendment. All references in the Agreement to Exhibits C-SF and D-SF shall be deemed to refer to the new Exhibits C-SF and D-SF.

     12. Exhibit I-SF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-SF attached to this Amendment. All references in this Amendment and the Agreement to Exhibit I-SF shall be deemed to refer to the new
Exhibit I-SF.

     13. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed Certificate of Secretary with corporate resolutions; (c) a current certified tax, lien and judgment search of the appropriate public records for the Company, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder; (d) current Certificates of Good Standing of the Company; (e) current insurance information; (f) the Commitment Fee for the months of November and December, 1996; and (g) a Two Hundred Fifty Dollar ($250) document production fee.

     14. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     15. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     16. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                        NATIONAL MORTGAGE CORPORATION,
                                        a Colorado corporation


                                        By:_____________________________________

                                        Its: ___________________________________


                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation


                                        By:_____________________________________

                                        Its: ___________________________________

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

     On _________________, 1996, before me, a Notary Public, personally appeared ___________________________________, the ____________________ of NATIONAL
MORTGAGE CORPORATION, a Colorado corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ________________________________________
                                        Notary Public
 (SEAL)                                 My Commission Expires:

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

     On _________________, 1996, before me, a Notary Public, personally appeared ________________________________, the Director of RESIDENTIAL FUNDING
CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ________________________________________
                                        Notary Public
 (SEAL)                                 My Commission Expires:

                              THIRD AMENDMENT TO
                              ------------------

                   WAREHOUSING CREDIT AND SECURITY AGREEMENT
                   -----------------------------------------


     THIS THIRD AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 11th day of April 1997, by and between NATIONAL MORTGAGE CORPORATION, a Colorado corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of Twenty-One Million One Hundred Thousand Dollars ($21,100,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of Twenty-One Million One Hundred Thousand Dollars ($21,100,000), dated January 19, 1996, a Working Capital Promissory Note in the principal sum of One Million One Hundred Thousand Dollars ($1,100,000), dated January 19, 1996 (the "Notes"), and by a Warehousing Credit and Security Agreement dated as of January 19, 1996, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company has requested the Lender to temporarily increase the Commitment Amount, and the Lender has agreed to such increase subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be 4/16/97, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement is hereby amended by adding the following definitions:

     "Commitment Amount" means Twenty-One Million One Hundred Thousand Dollars ($21,100,000). Notwithstanding the foregoing, during the period from April 14, 1997 to and including April 30, 1997, the Commitment Amount shall be temporarily increased to Thirty Million One Hundred Thousand Dollars ($30,100,000). On the first Business Day following the expiration of the temporary increase of the Commitment Amount, the Company shall repay to the Lender the amount by which the outstanding Advances exceed the Commitment Amount.

     4. Upon execution of this Amendment, the Company agrees to pay to the Lender the pro rata Commitment Fee on the increase portion of the Commitment Amount for the time period from the Effective Date to and including April 30, 1997.

     5.   Exhibit A-1 to the Agreement is deleted in its entirety and Exhibit
          -----------                                                 -------
A-1 attached to this Amendment is substituted in lieu thereof. The Warehousing
---
Promissory Note is amended and restated in its entirety as set forth in the First Amended and Restated Warehousing Promissory Note, in the form of Exhibit
                                                                       -------
A-1 attached to this Amendment. All references in this Amendment and in the
---
Agreement to the Warehousing Promissory Note shall be deemed to refer to the First Amended and Restated Warehousing Promissory Note delivered in connection with this Amendment.

     6. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed original of the First Amended and Restated Warehousing Promissory Note; (c) a Certificate of Secretary with Corporate Resolutions; (d) the Commitment Fee on the increase portion of the Commitment Amount; and (e) a Two Hundred Fifty Dollar ($250) document production fee.

     7. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     8. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                     NATIONAL MORTGAGE CORPORATION,
                                     a Colorado corporation


                                     By:___________________________________

                                     Its: _________________________________



                                     RESIDENTIAL FUNDING CORPORATION,
                                     a Delaware corporation


                                     By:___________________________________

                                     Its: _________________________________

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

  On __________________________, 1997, before me, a Notary Public, personally appeared __________________________________, the ______________________ of
NATIONAL MORTGAGE CORPORATION, a Colorado corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.


                                         _______________________________________
                                         Notary Public
 (SEAL)                                  My Commission Expires:


STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

  On _____________________________, 1997, before me, a Notary Public, personally appeared __________________________________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.


                                         _______________________________________
                                         Notary Public
 (SEAL)                                  My Commission Expires:

                              FOURTH AMENDMENT TO
                              -------------------
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT
                   -----------------------------------------


     THIS FOURTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 16th day of May 1997, by and between NATIONAL MORTGAGE CORPORATION, a Colorado corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of Twenty-One Million One Hundred Thousand Dollars ($21,100,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a First Amended and Restated Warehousing Promissory Note in the principal sum of Thirty Million One Hundred Thousand Dollars ($30,100,000), dated April 10, 1997, a Working Capital Promissory Note in the principal sum of One Million One Hundred Thousand Dollars ($1,100,000), dated January 19, 1996 (the "Notes"), and by a Warehousing Credit and Security Agreement dated as of January 19, 1996, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company has requested the Lender to temporarily increase the Commitment Amount, and the Lender has agreed to such increase subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be 5/16/97, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement is hereby amended to delete the definition of "Commitment Amount" in its entirety and to substitute the following in lieu thereof:

         "Commitment Amount" means Twenty-One Million One Hundred Thousand
          -----------------
      Dollars ($21,100,000). Notwithstanding the foregoing, during the period from May 16, 1997 to and including June 30, 1997, the Commitment Amount shall be temporarily increased to Forty-One Million One Hundred Thousand Dollars ($41,100,000). On the first Business Day following the expiration of the temporary increase of the Commitment Amount, the Company shall repay to the Lender the amount by which the outstanding Advances exceed the Commitment Amount.

     4. Upon execution of this Amendment, the Company agrees to pay to the Lender the pro rata Commitment Fee on the increase portion of the Commitment Amount for the time period from May 16, 1997, to and including June 30, 1997.

     5.  Exhibit A-1 to the Agreement is deleted in its entirety and Exhibit A-1
         -----------                                                 -----------
attached to this Amendment is substituted in lieu thereof. The First Amended and Restated Warehousing Promissory Note is amended and restated in its entirety as set forth in the Second Amended and Restated Warehousing Promissory Note, in the form of Exhibit A-1 attached to this Amendment. All references in this
            -----------
Amendment and in the Agreement to the First Amended and Restated Warehousing Promissory Note shall be deemed to refer to the Second Amended and Restated Warehousing Promissory Note delivered in connection with this Amendment.

     6. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed original of the Second Amended and Restated Warehousing Promissory Note; (c) a Certificate of Secretary with Corporate Resolutions; (d) the Commitment Fee on the increase portion of the Commitment Amount; and (e) a Two Hundred Fifty Dollar ($250) document production fee.

     7. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     8. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                        NATIONAL MORTGAGE CORPORATION,
                                        a Colorado corporation


                                        By:_____________________________________

                                        Its:____________________________________


                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation


                                        By:_____________________________________

                                        Its:____________________________________

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

  On _________________, 1997, before me, a Notary Public, personally appeared ________________________________, the _____________________ of NATIONAL MORTGAGE
CORPORATION, a Colorado corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.

                                         _______________________________________
                                         Notary Public
 (SEAL)                                  My Commission Expires:


STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

  On _________________, 1997, before me, a Notary Public, personally appeared ________________________________, the Director of RESIDENTIAL FUNDING
CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.


                                           _____________________________________
                                           Notary Public
 (SEAL)                                    My Commission Expires:

                              FIFTH AMENDMENT TO
                              ------------------

                   WAREHOUSING CREDIT AND SECURITY AGREEMENT
                   -----------------------------------------


     THIS FIFTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 12th day of August 1997, by and between NATIONAL MORTGAGE CORPORATION, a Colorado corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of Twenty-One Million One Hundred Thousand Dollars ($21,100,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a Second Amended and Restated Warehousing Promissory Note in the principal sum of Forty-One Million One Hundred Thousand Dollars ($41,100,000), dated May 16, 1997, and a Working Capital Promissory Note in the principal sum of One Million One Hundred Thousand Dollars ($1,100,000), dated January 19, 1996 (the "Notes"), and by a Warehousing Credit and Security Agreement dated January 19, 1996, as the same may have been amended or supplemented (the "Agreement");

     WHEREAS, the Company has requested the Lender to extend the period for which the Commitment under the Agreement has been made and to amend certain other terms of the Agreement, and the Lender has agreed to such extension and amendment of the Agreement subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be 9/2/97, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

     "Designated Bank Charges" means any fees, interest or other charges that
      -----------------------
would otherwise be payable to a Designated Bank, including Federal Deposit Insurance Corporation insurance premiums, service charges and such other charges as may be imposed by governmental authorities from time to time.

     "High LTV Mortgage Loan" means a Mortgage Loan of which the sum of the
      ----------------------
maximum amount available to be borrowed thereunder (whether or not borrowed), at the time of origination plus the Mortgage Note Amounts of all other Mortgage Loans secured by the related improved real property exceeds one hundred percent (100%) of the appraised value of such related improved real property.

     "Manufactured Home" means a structure that is built on a permanent chassis
      -----------------
(steel frame) with the wheel assembly necessary for transportation in one or more sections to a permanent site or semi-permanent site and which has been built in compliance with the National Manufactured Housing Construction and Safety Standards established by HUD.

     "Receivables" has the meaning set forth in Section 3.1(g) hereof.
      -----------

     "Rejected Mortgage Loan" means a Mortgage Loan which was warehoused by the
      ----------------------
Lender under the terms of this Agreement and committed for purchase under a Purchase Commitment, but which has been rejected for purchase by an Investor, or for inclusion in a Mortgage Pool by the pool custodian.

     "Repurchase Advance" means an Advance made against a Repurchased Mortgage
      ------------------
Loan or a Rejected Mortgage Loan. The Lender shall pre-approve each Repurchase Advance.

     "Repurchased Mortgage Loan" means a Mortgage Loan which has been
      -------------------------
repurchased from an investor or a Mortgage Pool pursuant to a Servicing Contract or sales contract, or for which the Company has paid the Release Amount to the Lender as required under Sections 2.5(d) or 8.1(d) using the proceeds of a Repurchase Advance, or is in the process of foreclosure.

     "Repurchase Rate" means a floating rate of interest  equal to two and one-
      ---------------
quarter percent (2.25%) per annum over LIBOR. The Repurchase Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Repurchase Rate as of any date of determination shall be conclusive and binding, absent manifest error.

     "RFC Mortgage Loan" means a Mortgage Loan covered by a Purchase Commitment
      -----------------
issued by RFC.

     4. Section 1.1 of the Agreement shall be amended to delete the definitions of "Conventional Mortgage Loan," "Debt," "Eligible Balances," "Fair Market Value," "Home Equity Loan," "Maturity Date," "Mortgage," "Mortgage Note Amount," "Second Mortgage Loan" and "Warehousing Advance" in their entirety, replacing them with the following definitions:

     "Conventional Mortgage Loan" means a closed-end First Mortgage Loan other
      --------------------------
than an FHA insured Mortgage Loan, a VA guaranteed Mortgage Loan or a High LTV Mortgage Loan.

     "Debt" means, with respect to any Person, at any date (a) all indebtedness
      ----
or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date loan loss reserves, Subordinated Debt not due within one year of such date, and deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

     "Eligible Balances" means all funds of or maintained by the Company and its
      -----------------
Subsidiaries in accounts at a Designated Bank, less balances to support float, reserve requirements, and such other reductions as may be imposed by governmental authorities from time to time.

     "Fair Market Value" means at any time for a Mortgage Loan or the related
      -----------------
Mortgage-backed Security (if such Mortgage Loan is to be used to back a Mortgage-backed Security), (a) if such Mortgage Loan or the related Mortgage-backed Security is covered by a Purchase Commitment, the Committed Purchase Price, or (b) otherwise, the market price for such Mortgage Loan or Mortgage-backed Security, determined by the Lender based on market data for similar Mortgage Loans or Mortgage-backed Securities and such other criteria as the Lender deems appropriate.

     "Home Equity Loan" means an open-ended revolving line of credit that is a
      ----------------
Mortgage Loan secured by either a First Mortgage or a Second Mortgage, which is not a High LTV Mortgage Loan or a Title I Mortgage Loan.

     "Liquid Assets" means, with respect to any Person at any date, the
      -------------
following assets owned by such Person on such date: cash, funds on deposit in any bank located in the United States, investment grade commercial paper, money market funds, marketable securities and the excess, if any, of Mortgage Loans and Mortgage-backed Securities held for sale (valued in accordance with GAAP) over the outstanding aggregate principal amount of notes or other debt instruments against which such Mortgage Loans or Mortgage-backed Securities are pledged as Collateral.

     "Maturity Date" shall mean the earlier of: (a) the close of business on
      -------------
August 31, 1998, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Commitment shall expire of its own term, and without the necessity of action by the Lender, and (b) the date the Advances become due and payable pursuant to Section 8.2 below.

     "Mortgage" means a mortgage or deed of trust on improved real property
      --------
(including, without limitation, real property to which a Manufactured Home has been affixed in a manner such that the Lien of a mortgage or deed of trust would attach to such Manufactured Home under applicable real property law). A Mortgage may be a First Mortgage or a Second Mortgage.

     "Mortgage Note Amount" means, as of the date of determination, the then
      --------------------
outstanding unpaid principal amount of a Mortgage Note (whether or not an additional amount is available to be drawn thereunder).

     "Second Mortgage Loan" means a closed-end Mortgage Loan secured by a Second
      --------------------
Mortgage, which is not a Title I Mortgage Loan or a High LTV Mortgage Loan.

     "Warehousing Advance" means an Advance made against a Conforming Mortgage
      -------------------
Loan, a Jumbo Mortgage Loan, a Nonconforming Mortgage Loan that is subject to a Purchase Commitment in accordance with the terms of this Agreement, a Rejected Mortgage Loan, or a Repurchased Mortgage Loan.

     5. Section 2.1(b) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

     2.1(b) Warehousing Advances other than Repurchase Advances shall be used by the Company solely for the purpose of funding the acquisition or origination of Mortgage Loans. Repurchase Advances shall be used by the Company solely for the purpose of repurchasing Repurchase Mortgage Loans from an investor or Mortgage Pool or repaying a Warehousing Advance outstanding against a Rejected Mortgage Loan. All Warehousing Advances shall be made at the request of the Company, in the manner hereinafter provided in Section 2.2 hereof, against the pledge of such Mortgage Loans as Collateral therefor. Working Capital Advances shall be used by the Company solely for short term working capital purposes. The following limitations on the Advances shall be applicable:

               (1) No Warehousing Advance shall be made against a Mortgage Loan other than a Single Family Loan, a Conforming Mortgage Loan or a Jumbo Mortgage Loan, and no Warehousing Advance other than a Repurchase Advance shall be made against a Mortgage Loan that is not covered by a Purchase Commitment.

               (2) The aggregate amount of Wet Settlement Advances outstanding at any one time shall not exceed Six Million Dollars ($6,000,000).

               (3) No Warehousing Advance other than a Repurchase Advance shall be made against any Mortgage Loan which was closed more than ninety
          (90) days prior to the date of the requested Advance, except with the Lender's prior written consent.

               (4) The aggregate amount of Working Capital Advances outstanding at any one time shall not exceed One Million One Hundred Thousand Dollars ($1,100,000) (the "Working Capital Sublimit").

               (5) No Advance shall be made against a Title I Mortgage Loan, a HUD 203(K) Mortgage Loan or a High LTV Mortgage Loan.

               (6) The aggregate amount of Repurchase Advances outstanding at any one time shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000).

     6. Section 2.1(c) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     2.1(c)    No Warehousing Advance shall exceed the following amount
applicable to the type of Collateral at the time it is pledged:

               (1) For a Conforming Mortgage Loan, a Jumbo Mortgage Loan or a Nonconforming Mortgage Loan, pledged hereunder, other than an RFC Mortgage Loan, the lesser of (i) ninety-eight percent (98%) of the Committed Purchase Price or (ii) the Mortgage Note Amount.

               (2) For a Repurchased Mortgage Loan pledged hereunder, ninety-five percent (95%) of the Mortgage Note Amount.

     7. Section 2.4 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     2.4  Interest.
          --------

     2.4(a)    Except as otherwise provided in Section 2.4(g) hereof, (i) the unpaid amount of each Warehousing Advance other than a Repurchase Advance shall bear interest during the Wet Settlement Period at the Wet Settlement Rate, and
(ii) the unpaid amount of each Warehousing Advance other than a Repurchase Advance shall bear interest during the Received Period at the Received Rate.

     2.4(b)    Except as otherwise provided in Section 2.4(g) hereof, the unpaid amount of each Working Capital Advance shall bear interest, from the date of such Advance, until paid in full, at the Working Capital Rate.

     2.4(c) Except as otherwise provided in Section 2.4(g) hereof, the unpaid amount of each Repurchase Advance shall bear interest, from the date of such Advance, until paid in full, at the Repurchase Rate.

     2.4(d) The Company is entitled to receive a benefit in the form of an "Earnings Credit" on the portion of the Eligible Balances maintained in time deposit accounts with a Designated Bank, and the Company is entitled to receive a benefit in the form of an "Earnings Allowance" on the portion of the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Designated Bank Charges, any other Miscellaneous Charges and fees, including, but not limited to Commitment Fees and Warehousing Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used within six (6) months of the month in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Company. The Lender's determination of the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Company exceed the Depository Benefit.

     Either party hereto may terminate the benefits provided for in this Section effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

     2.4(e) Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the tenth day of each month for the preceding month, commencing with the first month following the Effective Date and on the Maturity Date. Except with respect to interest due on the Maturity Date, the Lender shall provide the Company with a statement of interest due no later than five (5) days before the date such interest is due.

     2.4(f)   If, for any reason, no interest is due on an Advance, the Company agrees to pay to the Lender an administrative fee equal to one day of interest on such Advance at the rate applicable to such Advances under the applicable section hereof, as in effect on the date of such Advance. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

     2.4(g)   Upon Notice to the Company, after the occurrence and during the continuation of an Event of Default, the unpaid amount of each Advance shall bear interest until paid in full at a per annum rate of interest (the "Default Rate") equal to four percent (4%) in excess of the rate of interest otherwise applicable to such Advance pursuant to any other subsection of this Section 2.4 or, if no rate is applicable, the highest rate then applicable to any outstanding Advances.

     8. Section 2.5(d) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     2.5(d)   The Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for, the amount of any outstanding Warehousing Advance against a specific Pledged Mortgage, upon the earliest occurrence of any of the following events:

              (1) For a Pledged Mortgage with respect to which a longer or shorter period is not prescribed elsewhere in the Section 2.5(d), one hundred eighty (180) days elapse from the date of the initial Warehousing Advance made by the Lender against such Pledged Mortgage, whether or not such Pledged Mortgage is included in an Eligible Mortgage Pool.

               (2) Sixty (60) days elapse from the date the Pledged Mortgage was delivered to an Investor for examination and purchase, without the purchase being made, or upon rejection of the Pledged Mortgage as unsatisfactory by an Investor.

               (3) One (1) Business Day elapses from the date an Advance was made and the Pledged Mortgage which was to have been funded by such Advance is not closed and funded.

               (4) Seven (7) Business Days elapse from the date a Wet Settlement Advance was made without receipt by the Lender of all Collateral Documents relating to such Pledged Mortgage required to be delivered to the Lender within such seven (7) Business Day period pursuant to Exhibit D-SF, or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment; provided, however, if the Wet Settlement Advance was made against a Repurchased Mortgage Loan, twenty (20) days elapse from the date of such Advance without receipt by the Lender of all Collateral Documents relating to such Pledged Mortgage, or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement.

               (5) Ten (10) Business Days elapse from the date a Collateral Document was delivered to the Company for correction or completion under a Trust Receipt, without being returned to the Lender, and one
          (1) Business Day elapses after the Lender's demand in writing to the Company for payment of such Advance.

               (6) On the date on which a Pledged Mortgage is determined to have been originated based on untrue, incomplete or inaccurate information, whether or not the Company had knowledge of such misrepresentation or incorrect information, or the Pledged Mortgage is defaulted and remains in default for a period of sixty (60) days or more.

               (7) For any Pledged Mortgage other than a Repurchased Mortgage Loan or a Rejected Mortgage Loan, one hundred twenty (120) days elapse from the date an Advance was made against a Pledged Mortgage without receipt of the items required in Section 2.2(d) hereof, or such items, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

               (8) If the outstanding Warehousing Advances (other than Repurchase Advances) against Pledged Mortgages of the specific Mortgage Loan type of such Pledged Mortgage exceed the aggregate Purchase Commitments for such Mortgage Loan type.

               (9) For a Mortgage Loan, other than a Repurchased Mortgage Loan or Rejected Mortgage Loan, three (3) Business Days after the mandatory delivery date of the related Purchase Commitment and the specific Pledged Mortgage was not delivered under the Purchase Commitment prior to such mandatory delivery date, or the Purchase Commitment is terminated; unless in each case, such Pledged Mortgage is eligible for delivery to an Investor under a comparable Purchase Commitment acceptable to the Lender.

               (10) Upon sale, maturity or other disposition of the Pledged Mortgage.

               (11) Three hundred sixty (360) days elapse from the date of the initial Advance made by the Lender against a Repurchased Mortgage Loan or a Rejected Mortgage Loan.

               (12) One (1) Business Day immediately preceding the date scheduled for the foreclosure or trustee sale of the premises securing a Rejected Mortgage Loan or Repurchased Mortgage Loan.

               (13) If the Pledged Mortgage is included in a Mortgage Pool, then, if the Mortgage Pool is an Eligible Mortgage Pool, upon sale of the Mortgage-backed Security, or if the Mortgage Pool is not an Eligible Mortgage Pool, within two (2) Business Days after delivery of the Pledged Mortgages to the pool custodian.

     9.   Section 2.5 of the Agreement is further amended to add the following section immediately after Section 2.5(g):

     2.5(h)    In addition to the payments required pursuant to Section 2.5(d), the Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for, the following amounts in respect of outstanding Advances in the following circumstances:

               (1) If the principal amount of any Pledged Mortgage is prepaid in whole or in part while an Advance is outstanding against such Pledged Mortgage, the amount of such prepayment to be applied to such Advance.

               (2)  On the fifteenth day of each month occurring more than sixty
          (60) days after the date of the initial Advance made by the Lender against a Repurchased Mortgage Loan or Rejected Mortgage Loan pledged hereunder (whether or not initially made as a Repurchase Advance), the Company shall prepay the outstanding principal amount of such Repurchase Advance by five percent (5%) of the Mortgage Note Amount.

     10. Section 2.10 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     2.10 Miscellaneous Charges.  The Company agrees to reimburse the Lender
          ---------------------
for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, charges for wire transfers, check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, Funding Bank's service charges and Designated Bank Charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     11. Section 3.2(d) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     3.2(d) The Lender shall have the exclusive right to the possession of the Pledged Securities or, if the Pledged Securities are issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code of Minnesota) or its nominee, the Lender shall have the right to have the Pledged Securities registered in the name of a securities intermediary (as such term is defined in the Uniform Commercial Code of Minnesota) in an account containing only customer securities for the account of the Lender, and the Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the book entries registered in the name of the Investor or the Investor's designee only against payment therefor. The Company acknowledges that the Lender may enter into one or more standing arrangements with other financial institutions for the issuance of Pledged Securities in book entry form in the name of such other financial institutions, as agent or securities intermediary for the Lender, and the Company agrees upon request of the Lender, to execute and deliver to such other financial institutions the Company's written concurrence in any such standing arrangements.

     12. Section 5.15(d) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     5.15(d) Except as set forth in the loan history of any Rejected Mortgage Loan or Repurchased Mortgage Loan, no default has occurred and is continuing for more than sixty (60) days under any Mortgage Loan included in the Pledged Mortgages without the Advance against such Pledged Mortgage having been repaid in accordance with Section 2.6(d)(6) hereof, provided, however, that with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the Company will promptly notify the Lender.

     13. Section 5.15 of the Agreement shall be further amended to add the following section immediately after Section 5.15(i):

     5.15(j) Each Pledged Mortgage secured by real property to which a Manufactured Home is affixed will create a valid Lien on such manufactured home that will have priority over any other Lien on such Manufactured Home, whether or not arising under applicable real property law.

     14. Section 7.7 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     7.7  Minimum Adjusted Tangible Net Worth.  Permit Adjusted Tangible Net
          -----------------------------------
Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to be less than Seven Million Dollars ($7,000,000).

     15. Upon execution of this Amendment, the Company agrees to pay to the Lender the pro rata Commitment Fee on the portion of the Commitment Amount for the month of September 1997.

     16. Exhibits C-REP, C-SF, D-REP and D-SF to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits C-REP, C-SF, D-REP and D-SF attached to this Amendment. All references in the Agreement to Exhibits C-REP, C-SF, D-REP and D-SF shall be deemed to refer to the new Exhibits C-REP, C-SF, D-REP and D-SF.

     17. Exhibit I-SF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-SF attached to this Amendment. All references in this Amendment and the Agreement to Exhibit I-SF shall be deemed to refer to the new
Exhibit I-SF.

     18. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed Certificate of Secretary with corporate resolutions; (c) an executed Funding Bank Agreement; (d) a current certified tax, lien and judgment search of the appropriate public records for the Company, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder; (e) current Certificates of Good Standing of the Company; (f) current insurance information; and (g) the Commitment Fee for the month of September 1997.

     19. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     20. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     21. The Company and the Lender hereby acknowledge and agree that the First Amended and Restated Warehousing Credit and Security Agreement dated as of March 7, 1995 between them has been terminated.

     22. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                         NATIONAL MORTGAGE CORPORATION,
                                         a Colorado corporation


                                         By:____________________________________

                                         Its:___________________________________



                                         RESIDENTIAL FUNDING CORPORATION,
                                         a Delaware corporation


                                         By:____________________________________

                                         Its:___________________________________

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

     On _________________________, 1997, before me, a Notary Public, personally appeared __________________________, the ____________________ of NATIONAL
MORTGAGE CORPORATION, a Colorado corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   ___________________________________________
                                   Notary Public
  (SEAL)                           My Commission Expires:_____________________


STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

     On _________________, 1997, before me, a Notary Public, personally appeared ___________________________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   ___________________________________________
                                   Notary Public
  (SEAL)                           My Commission Expires:_____________________

                              SIXTH AMENDMENT TO
                              -------------------

                   WAREHOUSING CREDIT AND SECURITY AGREEMENT
                   -----------------------------------------


     THIS SIXTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 30th day of January, 1998 by and among NATIONAL MORTGAGE CORPORATION, a Colorado corporation ("National"), NATIONAL MORTGAGE SALES CORPORATION, a Delaware corporation ("NMSC") (National and NMSC are hereinafter referred to as the "Borrowers") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, National and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of Twenty-one Million One Hundred Thousand Dollars ($21,100,000), to finance the origination and acquisition of Mortgage Loans, as evidenced by a Second Amended and Restated Warehousing Promissory Note in the principal sum of Forty-one Million One Hundred Thousand Dollars ($41,100,000), dated May 16, 1997 and a Working Capital Promissory Note in the principal sum of One Million One Hundred Thousand Dollars ($1,100,000), dated January 19, 1996 (the "Notes"), and by a Warehousing Credit and Security Agreement dated January 19, 1996, as the same may have been amended or supplemented (the "Agreement");

     WHEREAS, National owns ninety-five percent (95%) of the issued and outstanding capital stock of NMSC; and

     WHEREAS, National has requested the Lender to add NMSC as a co-borrower under the Agreement and to amend certain other terms of the Agreement, and the Lender has agreed to such request subject to the terms and conditions of this Agreement;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement

     2. The effective date ("Effective Date") of this Amendment shall be January 30, 1998, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Except as otherwise provided in this Amendment, all references in the Agreement to "the Company" shall mean and refer to "the Borrowers," "either Borrower" or "each Borrower," as the context may require; provided, that the representations and warranties set forth in Section 5.4 and the covenants set forth in Sections 6.14, 7.6, 7.7 and 7.8 shall apply to the Borrowers (and any other consolidated Subsidiary of National) on a consolidated basis, and any representations, warranties and covenants relating to Servicing Contracts on the servicing of Pledged Mortgages shall apply only to National.

     4. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

     "National" means National Mortgage Corporation, a Colorado corporation.
      --------

     "NMSC" means National Mortgage Sales Corporation, a Colorado corporation.
      ----

     "NMSC Advance" means an Advance outstanding against an NMSC Mortgage Loan,
      ------------
from and after the date the Pledged Mortgage against which such Advance is outstanding becomes an NMSC Mortgage Loan.

     "NMSC Mortgage Loan" means a Pledged Mortgage that is transferred by
      ------------------
National to NMSC subject to the Lien in favor of the Lender created hereunder.

     "Wire Disbursement Account" means a demand deposit account maintained at
      -------------------------
the Funding Bank in the name of the Lender for the clearing of wire transfers requested by the Company to fund the closing of Pledged Mortgages.

     5. Section 2.1(a) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     2.1(a) Subject to the terms and conditions of this Agreement and provided no (i) Event of Default or (ii) Default that the Lender, in the reasonable exercise of its discretion, determines to be material, has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date, to, but not including, the Maturity Date, to make Advances to National, provided the total aggregate principal amount outstanding at any one time of all Advances shall not exceed the Commitment Amount. The obligation of the Lender to make Advances hereunder up to the Commitment Amount, is hereinafter referred to as the "Commitment." Within the Commitment, National may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and notwithstanding the limitation on NMSC's liability for the Obligations set forth in Section 2.1(d) hereof, all of the Collateral shall be security for the Promissory Notes and for the performance of all the Obligations.

     6. Section 2.1(b)(1) of the Agreement is hereby amended to add the following section immediately after Section 2.1(b)(6):

               (7) The aggregate amount of Warehousing Advances outstanding at any one time against Conforming Mortgage Loans shall not exceed twenty percent (20%) of the Commitment Amount.

     7. All references to "the Company" in Sections 2.1(b), 2.2(a), 2.2(b), 2.2(e), 2.2(f), 4.1(a) (except as incorporated into Section 18 below), 4.2(a), 5.4, 5.13, 5.16, 5.17, 6.2, 6.14, 7.5, 7.6, 7.7 and 7.8 of the Agreement shall mean and refer to National.

     8. Section 2.1 of the Agreement is further amended to add the following subsection immediately after Section 2.1(c):

     2.1(d) National shall be liable for all Obligations under this Agreement. NMSC shall be jointly and severally liable for the principal amount of and interest accrued on each NMSC Advance (in the case of interest, whether accrued before or after such Advance became an NMSC Advance), all costs and expenses of enforcement related to the collection of any NMSC Advance or the enforcement of the Lender's Lien on any NMSC Mortgage Loan, and all other fees, costs, expenses and other Obligations (not including Advances and interest thereon) arising hereunder or under any Loan Document; provided, that there shall be no
                                      --------
duplication of such fees, costs and expenses.

     9. Section 2.2(e) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

         2.2(e) To make an Advance, the Lender shall cause the Funding Bank to credit the Wire Disbursement Account upon compliance by National with the terms of the Loan Documents. The Lender shall determine in its sole discretion the method by which Advances and other amounts on deposit in the Wire Disbursement Account are disbursed by the Funding Bank to or for the account of National.

     10. Section 2.3 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          "2.3  Note.  The Obligations of National and NMSC shall be evidenced
                ----
     by the Third Amended and Restated Promissory Note dated as of January 30, 1998 and the Working Capital Promissory Note of National dated as of January 19, 1996 (the "Notes"). The term "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein."

     11. Section 2.5(d) of the Agreement shall be amended to add the following subsections immediately after subsection 2.5(d)(10):

               (11) Three (3) Business Days elapse from the time any Pledged Mortgage is transferred by National to NMSC, unless the Lender has received Notice of such transfer.

               (12) For a Conforming Mortgage Loan, one hundred twenty
          (120) days elapse from the date of the initial Warehousing Advance made by the Lender against such Conforming Mortgage Loan, whether or not such Conforming Mortgage Loan is included in an Eligible Mortgage Pool.

     12. All reference in Section 5.1 of the Agreement to the "Company" shall mean and refer to "National," and Section 5.1 of the Agreement shall be herewith amended to add the following at the end thereof:

     NMSC is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of National or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which NMSC or its Subsidiaries transact business. NMSC has no Subsidiaries.

     13. Section 6.3 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     6.3  Maintenance of Existence; Conduct of Business.  Preserve and maintain
          ---------------------------------------------
its corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, including, without limitation, in the case of National, its eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; conduct its business in an orderly and efficient manner; in the case of National, maintain a net worth of acceptable assets as required by FHA, GNMA, FNMA or FHLMC at any and all times for maintaining its status as a FHA, FNMA or FHLMC approved mortgagee or GNMA issuer; and make no change in the nature or character of its business or engage in any non-Mortgage related business in which it was not engaged on the date of this Agreement that would materially impair its ability to perform under this Agreement without the prior written consent of the Lender.

     14.  Section 8.1 of the Agreement shall be amended by adding the following section immediately after Section 8.1(o):

     "8.1(p) National shall cease owning at least ninety-five percent (95%) of each class of the capital stock of NMSC.

     15.  Exhibit A-1 to the Agreement is deleted in its entirety and Exhibit A-
          -----------                                                 ---------
1 attached to this Amendment is substituted in lieu thereof.  The Second Amended
-
and Restated Warehousing Promissory Note is amended and restated in its entirety as set forth in the Third Amended and Restated Warehousing Promissory Note in the form of Exhibit A-1 attached to this Amendment. All references in this
            -----------
Amendment and in the Agreement to the Second Amended and Restated Warehousing Promissory Note shall be deemed to refer to the Third Amended and Restated Warehousing Promissory Note delivered in connection with this Amendment.

     16.  Exhibit I-SF to the Agreement is deleted in its entirety and replaced
          ------------
with the new Exhibit I-SF attached to this Amendment.  All references in this
             ------------
Amendment and the Agreement to Exhibit I-SF shall be deemed to refer to the new
                               ------------
Exhibit I-SF.
------------

     17. The Lender acknowledges and agrees that the ownership of each NMSC Mortgage Loan has been transferred from National to NMSC, and agrees that, as between National and NMSC, NMSC has assumed National's Obligations under the Agreement with respect to Advances outstanding against the NMSC Mortgage Loans. Notwithstanding the foregoing, no agreements between National and the Lender shall be affected by the transfer of the NMSC Mortgage Loans and assumption of the related liabilities, and National shall remain liable for such Obligations as provided in the Agreement, as amended hereby.

     18. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed original of the Third Amended and Restated Warehousing Promissory Note; (c) an executed original of the First Amended and Restated Working Capital Promissory Note; (d) an executed Certificate of Secretary of National with corporate resolutions; (e) with respect to NMSC, each of the items in Sections 4.1(a)(2) (without references to the RFC Conduit Credit Agreement), (3), (4), (7), (8), (10) and (11) of the Agreement, and (f) a Two Hundred Fifty Dollar ($250) document production fee, and all reasonable out-of-pocket costs and expenses of Lender, including without limitation, fees and services charges of counsel, in connection with the preparation and negotiation of this Amendment.

     19. The Borrowers represent, warrant and agree that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrowers enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Borrowers have no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of National from the date of the Agreement to the date of this Amendment.

     20. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     21. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, National, NMSC and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                              NATIONAL MORTGAGE CORPORATION,
                              a Colorado corporation

                              By: _____________________________________________

                              Its: ____________________________________________


                              NATIONAL MORTGAGE SALES CORPORATION,
                              a Colorado corporation

                              By: _____________________________________________

                              Its: ____________________________________________


                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation

                              By: _____________________________________________

                              Its: ____________________________________________

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _______________, 1998, before me, a Notary Public, personally appeared ____________________________________, the _______________________ of NATIONAL
MORTGAGE CORPORATION, a Colorado corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   ___________________________________________
  (SEAL)                           Notary Public
                                   My Commission Expires:  ___________________


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On ________________, 1998, before me, a Notary Public, personally appeared ________________________________________, the ________________________________
of NATIONAL MORTGAGE SALES CORPORATION, a Colorado corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   ___________________________________________
     (SEAL)                        Notary Public
                                   My Commission Expires:

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On ___________________________, 1998, before me, a Notary Public, personally appeared _______________________________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   ___________________________________________
                                   Notary Public
  (SEAL)                           My Commission Expires:_____________________